                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


[X] Definitive Proxy Statement


[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                        METROPOLITAN SERIES FUND, INC.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:
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      (4) Date Filed:

                        METROPOLITAN SERIES FUND, INC.
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

Dear Policy Holder:


   We are writing to inform you that Metropolitan Series Fund, Inc. (the "Fund") will hold a special meeting of shareholders of the Fund's Portfolios (the "Portfolios") on April 28, 2006 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116.


   As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposals:


  . Election of nine Directors of the Fund. Eight nominees are currently Directors of the Fund.

  . If you are entitled to give voting instructions with respect to shares of the MFS Total Return Portfolio, approval of an amendment to the Advisory Agreement between the Fund, with respect to that Portfolio, and the Manager.

  . If you are entitled to give voting instructions with respect to the following Portfolios, approval of the elimination of or changes to certain fundamental investment restrictions with respect to such Portfolios in order to, among other things, adopt more standardized investment restrictions across the Portfolios and to eliminate redundant or burdensome restrictions:



  BlackRock Aggressive       FI Mid Cap Opportunities Morgan Stanley EAFE
    Growth Portfolio           Portfolio                Index Portfolio

  BlackRock Diversified      Franklin Templeton Small Neuberger Berman Mid
    Portfolio                  Cap Growth Portfolio     Cap Value Portfolio

  BlackRock Investment Trust Harris Oakmark Large     Oppenheimer Global
    Portfolio                  Cap Value Portfolio      Equity Portfolio

  BlackRock Large Cap Value  Lehman Brothers          Russell 2000 Index
    Portfolio                  Aggregate Bond Index     Portfolio
                               Portfolio

  BlackRock Strategic Value  MetLife Mid Cap Stock    T. Rowe Price Large Cap
    Portfolio                  Index Portfolio          Growth Portfolio

  FI International Stock     MetLife Stock Index      T. Rowe Price Small Cap
    Portfolio                  Portfolio                Growth Portfolio


   A formal Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the proposals (the "Proxy Statement"). Please review the enclosed Proxy Statement for a more detailed description of the proposals.

   As an owner of a variable life insurance or variable annuity contract issued by separate accounts of the insurance companies in the MetLife enterprise (each, an "Insurance Company"), you have the right to instruct your Insurance Company how to vote at the meeting on the relevant proposals. You may give voting instructions for the number of shares of the relevant Portfolios attributable to your life insurance policy or annuity contract as of the record time of the close of business on February 17, 2006.


   YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS FORM AS SOON AS POSSIBLE PRIOR TO THE MEETING IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSTRUCTION SLIP. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


  THE DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE
                        ENTITLED TO GIVE INSTRUCTIONS.

   Please take a few moments to review the details of the proposals. If you have any questions regarding the proposals, please feel free to call the contact number listed in the enclosed Proxy Statement. We urge you to vote at your earliest convenience.

   We appreciate your participation in and prompt response to these matters and thank you for your continued support.

Very truly yours,

/s/ Hugh McHaffie
Hugh C. McHaffie,
President


April 3, 2006

                        METROPOLITAN SERIES FUND, INC.
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO  METLIFE CONSERVATIVE ALLOCATION
 BLACKROCK BOND INCOME PORTFOLIO          PORTFOLIO
 BLACKROCK DIVERSIFIED PORTFOLIO        METLIFE CONSERVATIVE TO MODERATE
 BLACKROCK INVESTMENT TRUST PORTFOLIO     ALLOCATION PORTFOLIO
 BLACKROCK LARGE CAP VALUE PORTFOLIO    METLIFE MID CAP STOCK INDEX PORTFOLIO
 BLACKROCK LEGACY LARGE CAP GROWTH      METLIFE MODERATE ALLOCATION PORTFOLIO
   PORTFOLIO                            METLIFE MODERATE TO AGGRESSIVE
 BLACKROCK MONEY MARKET PORTFOLIO         ALLOCATION PORTFOLIO
 BLACKROCK STRATEGIC VALUE PORTFOLIO    METLIFE STOCK INDEX PORTFOLIO
 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO MFS INVESTORS TRUST PORTFOLIO
 DAVIS VENTURE VALUE PORTFOLIO          MFS TOTAL RETURN PORTFOLIO
 FI INTERNATIONAL STOCK PORTFOLIO       MORGAN STANLEY EAFE INDEX PORTFOLIO
 FI MID CAP OPPORTUNITIES PORTFOLIO     NEUBERGER BERMAN MID CAP VALUE
 FI VALUE LEADERS PORTFOLIO               PORTFOLIO
 FRANKLIN TEMPLETON SMALL CAP GROWTH    RUSSELL 2000 INDEX PORTFOLIO
   PORTFOLIO                            SALOMON BROTHERS STRATEGIC BOND
 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO   OPPORTUNITIES PORTFOLIO
 HARRIS OAKMARK LARGE CAP VALUE         SALOMON BROTHERS U.S. GOVERNMENT
   PORTFOLIO                              PORTFOLIO
 JENNISON GROWTH PORTFOLIO              OPPENHEIMER GLOBAL EQUITY PORTFOLIO
 LEHMAN BROTHERS AGGREGATE BOND INDEX   T. ROWE PRICE LARGE CAP GROWTH
   PORTFOLIO                              PORTFOLIO
 LOOMIS SAYLES SMALL CAP PORTFOLIO      T. ROWE PRICE SMALL CAP GROWTH
 METLIFE AGGRESSIVE ALLOCATION            PORTFOLIO
   PORTFOLIO                            ZENITH EQUITY PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                April 28, 2006

   Notice is hereby given that a Special Meeting (the "Meeting") of the shareholders (the "Shareholders") of Metropolitan Series Fund, Inc. (the "Fund") will be held at 2:00 p.m. Eastern Time on April, 28 2006, at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116 for the following purposes:

    1. To elect the members of the Board of Directors of the Fund.

    2. To approve, for the MFS Total Return Portfolio ("MFS Total Return"), an amendment to the Advisory Agreement between the Fund, on behalf of MFS Total Return, and the Manager.


    3. To approve, with respect to the following Portfolios of the Fund, the elimination of or changes to certain fundamental investment restrictions:



  BlackRock Aggressive       FI Mid Cap Opportunities Morgan Stanley EAFE
    Growth Portfolio           Portfolio                Index Portfolio

  BlackRock Diversified      Franklin Templeton Small Neuberger Berman Mid
    Portfolio                  Cap Growth Portfolio     Cap Value Portfolio

  BlackRock Investment Trust Harris Oakmark Large     Oppenheimer Global
    Portfolio                  Cap Value Portfolio      Equity Portfolio

  BlackRock Large Cap Value  Lehman Brothers          Russell 2000 Index
    Portfolio                  Aggregate Bond Index     Portfolio
                               Portfolio

  BlackRock Strategic Value  MetLife Mid Cap Stock    T. Rowe Price Large Cap
    Portfolio                  Index Portfolio          Growth Portfolio

  FI International Stock     MetLife Stock Index      T. Rowe Price Small Cap
    Portfolio                  Portfolio                Growth Portfolio


    4. To consider and act upon any other matters which may properly come before the Meeting and any adjournment thereof.

   Shareholders of record as of the close of business on February 17, 2006 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                            By order of the Board of Directors of the Fund,

                            Thomas M. Lenz, Secretary


April 3, 2006


--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------


   PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS FORM AS SOON AS POSSIBLE PRIOR TO THE MEETING IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSTRUCTION SLIP. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        METROPOLITAN SERIES FUND, INC.
                              501 Boylston Street
                          Boston, Massachusetts 02116

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO  METLIFE CONSERVATIVE ALLOCATION
 BLACKROCK BOND INCOME PORTFOLIO          PORTFOLIO
 BLACKROCK DIVERSIFIED PORTFOLIO        METLIFE CONSERVATIVE TO MODERATE
 BLACKROCK INVESTMENT TRUST PORTFOLIO     ALLOCATION PORTFOLIO
 BLACKROCK LARGE CAP VALUE PORTFOLIO    METLIFE MID CAP STOCK INDEX PORTFOLIO
 BLACKROCK LEGACY LARGE CAP GROWTH      METLIFE MODERATE ALLOCATION PORTFOLIO
   PORTFOLIO                            METLIFE MODERATE TO AGGRESSIVE
 BLACKROCK MONEY MARKET PORTFOLIO         ALLOCATION PORTFOLIO
 BLACKROCK STRATEGIC VALUE PORTFOLIO    METLIFE STOCK INDEX PORTFOLIO
 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO MFS INVESTORS TRUST PORTFOLIO
 DAVIS VENTURE VALUE PORTFOLIO          MFS TOTAL RETURN PORTFOLIO
 FI INTERNATIONAL STOCK PORTFOLIO       MORGAN STANLEY EAFE INDEX PORTFOLIO
 FI MID CAP OPPORTUNITIES PORTFOLIO     NEUBERGER BERMAN MID CAP VALUE
 FI VALUE LEADERS PORTFOLIO               PORTFOLIO
 FRANKLIN TEMPLETON SMALL CAP GROWTH    RUSSELL 2000 INDEX PORTFOLIO
   PORTFOLIO                            SALOMON BROTHERS STRATEGIC BOND
 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO   OPPORTUNITIES PORTFOLIO
 HARRIS OAKMARK LARGE CAP VALUE         SALOMON BROTHERS U.S. GOVERNMENT
   PORTFOLIO                              PORTFOLIO
 JENNISON GROWTH PORTFOLIO              OPPENHEIMER GLOBAL EQUITY PORTFOLIO
 LEHMAN BROTHERS AGGREGATE BOND INDEX   T. ROWE PRICE LARGE CAP GROWTH
   PORTFOLIO                              PORTFOLIO
 LOOMIS SAYLES SMALL CAP PORTFOLIO      T. ROWE PRICE SMALL CAP GROWTH
 METLIFE AGGRESSIVE ALLOCATION            PORTFOLIO
   PORTFOLIO                            ZENITH EQUITY PORTFOLIO

                                PROXY STATEMENT


   This Proxy Statement is being furnished in connection with the solicitation of voting instructions by the Board of Directors (the "Board of Directors" or the "Directors") of Metropolitan Series Fund, Inc. (the "Fund") for use at a special meeting (the "Meeting") of shareholders of the portfolios of the Fund (each, a "Portfolio," and, collectively, the "Portfolios"). The Meeting will be held at 2:00 p.m. Eastern Time on April 28, 2006, at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116. This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about April 3, 2006. Shareholders of record as of the close of business on February 17, 2006 (the "Record Date") are entitled to vote on the proposals, as set forth below.

   The Meeting is being called for the following purposes: (1) to elect Directors of the Fund, (2) to approve an amendment to the Advisory Agreement between the Fund, with respect to the MFS Total Return Portfolio ("MFS Total Return"), and the Manager (the "Advisory Agreement"), (3) to approve the elimination of or change to certain fundamental investment restrictions for certain Portfolios and (4) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

   Section I of this Proxy Statement contains information relating to the proposal to elect Directors of the Fund. Section II contains information relating to the proposal to approve an amendment to the Advisory Agreement.
Section III contains information relating to the proposal to eliminate or change certain fundamental investment restrictions for certain Portfolios.
Section IV contains additional background information about the Fund, the Manager and other matters. Section V contains general information about the Meeting and shareholder voting.


   The Fund, an open-end management investment company, is a Maryland corporation that was formed in 1982. The Fund is a series-type company that has thirty-seven Portfolios currently in operation. The shares of the Portfolios are currently sold only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") and its insurance company affiliates (together with MetLife, each, an "Insurance Company," and, collectively, the "Insurance Companies"). Most of the shares of the Portfolios are attributable to variable life insurance or variable annuity contracts (each, a "Contract," and, collectively, "Contracts," owned by "Contract Owners") issued by the Insurance Companies. As explained more fully below, you may give voting instructions for the number of shares of each Portfolio attributable to your Contract(s). The following table identifies each of the proposals (each, a "Proposal" and, collectively, the "Proposals") to be voted on at the Meeting and indicates the Portfolios as to which voting instructions are being solicited for each Proposal. Not all of the Proposals relate to all of the Portfolios. Each Contract Owner can give voting instructions only on Proposals that relate to Portfolios that he or she is actually using with his or her Contract(s).

                SUMMARY OF PROPOSALS AND PORTFOLIOS AFFECTED/1/



                                              II. PROPOSAL TO
                                                 APPROVE AN                     III-B.
                                                AMENDMENT TO       III-A.     PROPOSAL TO
                                                THE ADVISORY    PROPOSAL TO     REVISE
                                                 AGREEMENT         REVISE     FUNDAMENTAL
                                                BETWEEN THE     FUNDAMENTAL   INVESTMENT
                                             FUND, ON BEHALF OF  INVESTMENT   RESTRICTION
                              I. PROPOSAL TO     MFS TOTAL      RESTRICTIONS  RELATING TO
                              ELECT A BOARD   RETURN, AND THE   RELATING TO  UNDERWRITING
      NAME OF PORTFOLIO        OF DIRECTORS       MANAGER        BORROWING   OF SECURITIES
------------------------------------------------------------------------------------------
BlackRock Aggressive Growth         X                                X             X
------------------------------------------------------------------------------------------
BlackRock Bond Income               X
------------------------------------------------------------------------------------------
BlackRock Diversified               X                                X             X
------------------------------------------------------------------------------------------
BlackRock Investment Trust          X                                X             X
------------------------------------------------------------------------------------------
BlackRock Large Cap Value           X                                X             X
------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap
  Growth                            X
------------------------------------------------------------------------------------------
BlackRock Money Market              X
------------------------------------------------------------------------------------------
BlackRock Strategic Value           X                                X             X
------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity        X
------------------------------------------------------------------------------------------
Davis Venture Value                 X
------------------------------------------------------------------------------------------
FI International Stock              X                                X             X
------------------------------------------------------------------------------------------
FI Mid Cap Opportunities            X                                X             X
------------------------------------------------------------------------------------------
FI Value Leaders                    X
------------------------------------------------------------------------------------------
Franklin Templeton Small Cap
  Growth                            X                                X             X
------------------------------------------------------------------------------------------
Harris Oakmark Focused
  Value                             X
------------------------------------------------------------------------------------------
Harris Oakmark Large Cap
  Value                             X                                X             X
------------------------------------------------------------------------------------------
Jennison Growth                     X
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
  Bond Index                        X                                X             X
------------------------------------------------------------------------------------------
Loomis Sayles Small Cap             X
------------------------------------------------------------------------------------------
MetLife Aggressive Allocation       X
------------------------------------------------------------------------------------------
MetLife Conservative
  Allocation                        X
------------------------------------------------------------------------------------------

--------

1 An "X" denotes that the Portfolio is affected by the Proposal and that the Portfolio's shareholders are being solicited to vote with respect to that Proposal.

                                            II. PROPOSAL TO
                                               APPROVE AN                     III-B.
                                              AMENDMENT TO       III-A.     PROPOSAL TO
                                              THE ADVISORY    PROPOSAL TO     REVISE
                                               AGREEMENT         REVISE     FUNDAMENTAL
                                              BETWEEN THE     FUNDAMENTAL   INVESTMENT
                                           FUND, ON BEHALF OF  INVESTMENT   RESTRICTION
                            I. PROPOSAL TO     MFS TOTAL      RESTRICTIONS  RELATING TO
                            ELECT A BOARD   RETURN, AND THE   RELATING TO  UNDERWRITING
     NAME OF PORTFOLIO       OF DIRECTORS       MANAGER        BORROWING   OF SECURITIES
----------------------------------------------------------------------------------------
MetLife Conservative to
  Moderate Allocation             X
----------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index       X                                X             X
----------------------------------------------------------------------------------------
MetLife Moderate Allocation       X
----------------------------------------------------------------------------------------
MetLife Moderate to
  Aggressive Allocation           X
----------------------------------------------------------------------------------------
MetLife Stock Index               X                                X             X
----------------------------------------------------------------------------------------
MFS Investors Trust               X
----------------------------------------------------------------------------------------
Morgan Stanley EAFE Index         X                                X             X
----------------------------------------------------------------------------------------
MSF Total Return                  X                X
----------------------------------------------------------------------------------------
Neuberger Berman Mid Cap
  Value                           X                                X             X
----------------------------------------------------------------------------------------
Oppenheimer Global Equity         X                                X             X
----------------------------------------------------------------------------------------
Russell 2000 Index                X                                X             X
----------------------------------------------------------------------------------------
Salomon Brothers Strategic
  Bond Opportunities              X
----------------------------------------------------------------------------------------
Salomon Brothers U.S.
  Government                      X
----------------------------------------------------------------------------------------
T. Rowe Price Large Cap
  Growth                          X                                X             X
----------------------------------------------------------------------------------------
T. Rowe Price Small Cap
  Growth                          X                                X             X
----------------------------------------------------------------------------------------
Zenith Equity                     X

                                    III-C.
                                 PROPOSAL TO
                                    REVISE       III-D.       III-E.       III-F.
                                 FUNDAMENTAL  PROPOSAL TO  PROPOSAL TO  PROPOSAL TO
                                  INVESTMENT   ELIMINATE      REVISE       REVISE
                                 RESTRICTIONS FUNDAMENTAL  FUNDAMENTAL  FUNDAMENTAL
                                 RELATING TO   INVESTMENT   INVESTMENT   INVESTMENT
                                 ISSUANCE OF  RESTRICTIONS RESTRICTIONS RESTRICTIONS
                                    SENIOR    RELATING TO  RELATING TO  RELATING TO
       NAME OF PORTFOLIO          SECURITIES    OPTIONS    MAKING LOANS REAL ESTATE
------------------------------------------------------------------------------------
BlackRock Aggressive Growth           X            X            X            X
------------------------------------------------------------------------------------
BlackRock Bond Income
------------------------------------------------------------------------------------
BlackRock Diversified                 X            X            X            X
------------------------------------------------------------------------------------
BlackRock Investment Trust            X            X            X            X
------------------------------------------------------------------------------------
BlackRock Large Cap Value             X            X            X            X
------------------------------------------------------------------------------------
BlackRock Legacy Large Cap
  Growth
------------------------------------------------------------------------------------
BlackRock Money Market
------------------------------------------------------------------------------------
BlackRock Strategic Value             X            X            X            X
------------------------------------------------------------------------------------
Capital Guardian U.S. Equity
------------------------------------------------------------------------------------
Davis Venture Value
------------------------------------------------------------------------------------
FI International Stock                X            X            X            X
------------------------------------------------------------------------------------
FI Mid Cap Opportunities              X            X            X            X
------------------------------------------------------------------------------------
FI Value Leaders
------------------------------------------------------------------------------------
Franklin Templeton Small Cap
  Growth                              X            X            X            X
------------------------------------------------------------------------------------
Harris Oakmark Focused Value
------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value        X            X            X            X
------------------------------------------------------------------------------------
Jennison Growth
------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
  Index                               X            X            X            X
------------------------------------------------------------------------------------
Loomis Sayles Small Cap
------------------------------------------------------------------------------------
MetLife Aggressive Allocation
------------------------------------------------------------------------------------
MetLife Conservative Allocation
------------------------------------------------------------------------------------
MetLife Conservative to Moderate
  Allocation
------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index           X            X            X            X
------------------------------------------------------------------------------------
MetLife Moderate Allocation
------------------------------------------------------------------------------------
MetLife Moderate to Aggressive
  Allocation
------------------------------------------------------------------------------------
MetLife Stock Index                   X            X            X            X
------------------------------------------------------------------------------------
MFS Investors Trust
------------------------------------------------------------------------------------
Morgan Stanley EAFE Index             X            X            X            X
------------------------------------------------------------------------------------

                                   III-C.
                                PROPOSAL TO
                                   REVISE       III-D.       III-E.       III-F.
                                FUNDAMENTAL  PROPOSAL TO  PROPOSAL TO  PROPOSAL TO
                                 INVESTMENT   ELIMINATE      REVISE       REVISE
                                RESTRICTIONS FUNDAMENTAL  FUNDAMENTAL  FUNDAMENTAL
                                RELATING TO   INVESTMENT   INVESTMENT   INVESTMENT
                                ISSUANCE OF  RESTRICTIONS RESTRICTIONS RESTRICTIONS
                                   SENIOR    RELATING TO  RELATING TO  RELATING TO
       NAME OF PORTFOLIO         SECURITIES    OPTIONS    MAKING LOANS REAL ESTATE
-----------------------------------------------------------------------------------
MSF Total Return
-----------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value       X            X            X            X
-----------------------------------------------------------------------------------
Oppenheimer Global Equity            X            X            X            X
-----------------------------------------------------------------------------------
Russell 2000 Index                   X            X            X            X
-----------------------------------------------------------------------------------
Salomon Brothers Strategic Bond
  Opportunities
-----------------------------------------------------------------------------------
Salomon Brothers U.S.
  Government
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth       X            X            X            X
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth       X            X            X            X
-----------------------------------------------------------------------------------
Zenith Equity

                                                 III-G.        III-H.
                                               PROPOSAL TO  PROPOSAL TO     III-I.
                                                 REVISE      ELIMINATE   PROPOSAL TO
                                               FUNDAMENTAL  FUNDAMENTAL     REVISE
                                               INVESTMENT    INVESTMENT  FUNDAMENTAL
                                              RESTRICTIONS  RESTRICTIONS  INVESTMENT
                                               RELATING TO  RELATING TO  RESTRICTIONS
                                                INDUSTRY      FOREIGN    RELATING TO
              NAME OF PORTFOLIO               CONCENTRATION  SECURITIES  COMMODITIES
-------------------------------------------------------------------------------------
BlackRock Aggressive Growth                         X            X            X
-------------------------------------------------------------------------------------
BlackRock Bond Income
-------------------------------------------------------------------------------------
BlackRock Diversified                               X            X            X
-------------------------------------------------------------------------------------
BlackRock Investment Trust                          X            X            X
-------------------------------------------------------------------------------------
BlackRock Large Cap Value                           X                         X
-------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth
-------------------------------------------------------------------------------------
BlackRock Money Market
-------------------------------------------------------------------------------------
BlackRock Strategic Value                           X                         X
-------------------------------------------------------------------------------------
Capital Guardian U.S. Equity
-------------------------------------------------------------------------------------
Davis Venture Value
-------------------------------------------------------------------------------------
FI International Stock                              X                         X
-------------------------------------------------------------------------------------
FI Mid Cap Opportunities                            X            X            X
-------------------------------------------------------------------------------------
FI Value Leaders
-------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                 X            X            X
-------------------------------------------------------------------------------------
Harris Oakmark Focused Value
-------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                      X            X            X
-------------------------------------------------------------------------------------
Jennison Growth
-------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                X                         X
-------------------------------------------------------------------------------------
Loomis Sayles Small Cap
-------------------------------------------------------------------------------------
MetLife Aggressive Allocation
-------------------------------------------------------------------------------------
MetLife Conservative Allocation
-------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation
-------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                         X            X            X
-------------------------------------------------------------------------------------
MetLife Moderate Allocation
-------------------------------------------------------------------------------------
MetLife Moderate to Aggressive Allocation
-------------------------------------------------------------------------------------
MetLife Stock Index                                 X            X            X
-------------------------------------------------------------------------------------
MFS Investors Trust
-------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                           X                         X
-------------------------------------------------------------------------------------
MSF Total Return
-------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value                      X            X            X
-------------------------------------------------------------------------------------
Oppenheimer Global Equity                           X                         X
-------------------------------------------------------------------------------------
Russell 2000 Index                                  X            X            X
-------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities
-------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
-------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                      X            X            X
-------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                      X            X            X
-------------------------------------------------------------------------------------
Zenith Equity

I: ELECTION OF A BOARD OF DIRECTORS


   The Fund's Board of Directors proposes (i) that the following current Directors be re-elected as Directors of the Fund: HUGH C. MCHAFFIE, ARTHUR G. TYPERMASS, STEVEN A. GARBAN, LINDA B. STRUMPF, MICHAEL S. SCOTT MORTON, H. JESSE ARNELLE, NANCY HAWTHORNE and JOHN T. LUDES; and (ii) that the following new non-"interested" person (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) be elected as Director of the
Fund: FRANCES M. HAWK (together with the individuals named in (i), each, a "Nominee," and, collectively, the "Nominees"); such elections to be effective May 1, 2006.


   The Nominating Committee of the Fund, which is composed entirely of Directors who are not "interested persons" of the Fund (the "Independent Directors"), met to consider additional candidates to serve as Independent Directors of the Fund. The Nominating Committee recommended Frances M. Hawk for a position as an Independent Director and recommended to the Board that her nomination be submitted to the Fund's shareholders for approval. The Board is proposing that shareholders of the Fund elect Ms. Hawk as an Independent Director and that they re-elect each of the current Directors.

   The Board of Directors is currently composed of eight Directors, six of whom are Independent Directors. Effective February 1, 2006, the Board has fixed the number of Directors at nine. If all of the Nominees are approved by shareholders, the Board will consist of nine Directors, two of whom will be "interested persons" of the Fund (the "Interested Directors") and seven of whom will be Independent Directors.

INFORMATION ABOUT NOMINEES

   Information about the Nominees is presented below. The information is listed separately for (i) Nominees who will be Interested Directors and (ii) Nominees who will be Independent Directors. Except as shown, each Nominee's principal occupation and business experience for the last five years have been with the employers(s) indicated, although in some cases the Nominee may have held different positions with such employer(s).

INTERESTED DIRECTORS


                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                                                      FUND
                                                                     COMPLEX
                                                                   OVERSEEN OR
                                                                    WOULD BE      OTHER DIRECTORSHIPS
                      POSITIONS LENGTH                             OVERSEEN BY     HELD BY DIRECTOR
NAME, ADDRESS, AND    HELD WITH OF TIME PRINCIPAL OCCUPATION(S)    NOMINEE IF       OR NOMINEE FOR
AGE                     FUND    SERVED  DURING PAST 5 YEARS /(1)/ ELECTED /(3)/     DIRECTOR /(2)/
------------------    --------- ------- ------------------------  ------------- -----------------------
Hugh C. McHaffie^     Director, 3 years Senior Vice President,         44       Chairman of the Board
Metropolitan Life     Chairman          MetLife and MetLife                     (since 2004) and
Insurance Company     of the            Group, Inc. (since                      Director (since 2003),
501 Boylston Street   Board,            2003); Manager, Chair                   Enterprise General
Boston, MA 02116      President         of the Board of                         Insurance Agency,
Age: 46               and Chief         Managers, President and                 Inc.; Director (since
                      Executive         Chief Executive Officer                 2002) and Executive
                      Officer           (since 2003), the                       Vice President (since
                                        Manager; Senior Vice                    2003), First MetLife
                                        President (since 2005),                 Investors Insurance
                                        The Travelers Insurance                 Company, MetLife
                                        Company, The                            Investors Insurance
                                        Travelers Life and                      Company, MetLife
                                        Annuity Company,                        Investors Insurance
                                        Citicorp Life Insurance                 Company of California
                                        Company and First                       and MetLife Investors;
                                        Citicorp Life Insurance                 Director (since 2004)
                                        Company; formerly,                      and Senior Vice
                                        Senior Vice President,                  President (since 1999),
                                        New England Zenith                      New England Life
                                        Fund ("Zenith                           Insurance Company
                                        Fund")**.                               ("NELICO"); Director,
                                                                                Cova Corporation
                                                                                (since 2000), General
                                                                                American (since
                                                                                2004), Omega
                                                                                Reinsurance
                                                                                Corporation (since
                                                                                2003); Director (since
                                                                                2005), Travelers Asset
                                                                                Management
                                                                                International Company
                                                                                LLC and Travelers
                                                                                Investment Adviser,
                                                                                Inc.; Director and
                                                                                Chairman (since
                                                                                2005), CitiStreet
                                                                                Funds, Inc.; Director
                                                                                and President (since
                                                                                2005), CitiStreet Funds
                                                                                Management LLC.
Arthur G. Typermass^  Director  8 years Formerly, Senior Vice          40       None
43 Chestnut Street                      President and Treasurer,
Garden City, NY 11530                   MetLife.
Age: 67

                           NON-INTERESTED DIRECTORS


                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
                                                                          COMPLEX
                                                                        OVERSEEN OR
                                                                         WOULD BE       OTHER DIRECTORSHIPS
                           POSITIONS LENGTH         PRINCIPAL            OVERSEEN        HELD BY DIRECTOR
NAME, ADDRESS, AND         HELD WITH OF TIME   OCCUPATION(S) DURING     BY NOMINEE        OR NOMINEE FOR
AGE                          FUND    SERVED     PAST 5 YEARS /(1)/    IF ELECTED /(3)/    DIRECTOR /(2)/
------------------         --------- -------- ----------------------- ---------------  ----------------------
Steve A. Garban+           Director  13 years Formerly, Chief               40         None.
226 Harris Drive                              Financial Officer,
State College,                                Senior Vice President
PA 16801                                      Finance and
Age: 67                                       Operations and
                                              Treasurer (Emeritus),
                                              The Pennsylvania State
                                              University.

Linda B. Strumpf           Director  6 years  Vice President and            40         None.
Ford Foundation                               Chief Investment
320 E. 43/rd/ Street                          Officer, Ford
New York, NY 10017                            Foundation.
Age: 57

Michael S. Scott Morton+   Director  13 years Jay W. Forrester              40         None.
Massachusetts Institute of                    Professor of
Technology ("MIT")                            Management
50 Memorial Drive                             (Emeritus), Sloan
Cambridge, MA 02138                           School of
Age: 67                                       Management, MIT.

H. Jesse Arnelle           Director  5 years  Counsel, Womble               40         Director, Textron Inc.
400 Urbano Drive                              Carlyle Sandrie &                        (global multi-industry
San Francisco, CA 94127                       Rice; formerly,                          company)*; Director,
Age: 71                                       Director, Gannet Co.                     Armstrong Holdings
                                              Inc. (diversified news                   Inc. (parent company
                                              and information                          of floor and ceiling
                                              company)*; formerly,                     products business)*;
                                              Director, Eastman                        Director, FPL Group
                                              Chemical Company                         Inc. (public utility
                                              (global chemical                         holding company)*;
                                              company)*; formerly,                     Director, URS
                                              Director, Waste                          Corporation
                                              Management, Inc.*;                       (engineering design
                                              formerly, Director,                      services firm)*.
                                              Wells Fargo Bank &
                                              Co., Inc. (financial
                                              services); formerly,
                                              Director, Union Pacific
                                              Resources (oil and gas
                                              exploration
                                              company)*.

                                                                 NUMBER OF
                                                               PORTFOLIOS IN
                                                                   FUND
                                                                  COMPLEX
                                                                OVERSEEN OR
                                                                 WOULD BE       OTHER DIRECTORSHIPS
                    POSITIONS LENGTH        PRINCIPAL            OVERSEEN        HELD BY DIRECTOR
NAME, ADDRESS, AND  HELD WITH OF TIME  OCCUPATION(S) DURING     BY NOMINEE        OR NOMINEE FOR
AGE                   FUND    SERVED    PAST 5 YEARS /(1)/    IF ELECTED /(3)/    DIRECTOR /(2)/
------------------  --------- ------- ----------------------- ---------------  ---------------------
Nancy Hawthorne     Director  3 years Formerly, Board of            40         Director and Chairman
60 Hyslop Road                        Advisors, L. Knife &                     of the Board, Avid
Brookline, MA 02445                   Sons, Inc. (beverage                     Technologies
Age: 54                               distributor); Chief                      (computer software
                                      Executive Officer,                       company)*.
                                      Clerestory LLC
                                      (corporate financial
                                      advisor); formerly,
                                      Trustee, Zenith
                                      Fund**; formerly,
                                      Chief Executive
                                      Officer and Managing
                                      Partner, Hawthorne,
                                      Krauss and Associates
                                      (corporate financial
                                      advisor); formerly,
                                      Chief Financial Officer
                                      and Executive Vice
                                      President, Continental
                                      Cablevision,
                                      subsequently renamed
                                      MediaOne (cable
                                      television company);
                                      formerly, Director,
                                      Life F/X, Inc.;
                                      formerly, Chairman of
                                      the Board,
                                      WorldClinic (distance
                                      medicine company);
                                      formerly, Director,
                                      Perini Corporation
                                      (construction)*;
                                      formerly, Director,
                                      CGU (property and
                                      casualty insurance
                                      company); formerly,
                                      Director, Beacon
                                      Power Corporation
                                      (energy)*.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                                                      FUND
                                                                     COMPLEX
                                                                   OVERSEEN OR
                                                                    WOULD BE       OTHER DIRECTORSHIPS
                     POSITIONS LENGTH         PRINCIPAL             OVERSEEN        HELD BY DIRECTOR
NAME, ADDRESS, AND   HELD WITH OF TIME   OCCUPATION(S) DURING      BY NOMINEE        OR NOMINEE FOR
AGE                    FUND    SERVED     PAST 5 YEARS /(1)/     IF ELECTED /(3)/    DIRECTOR /(2)/
------------------   --------- ------- ------------------------- ---------------  ----------------------
John T. Ludes        Director  3 years President, LFP                  40         None.
57 Water Street                        Properties (consulting
Marion, MA 02738                       firm); Formerly,
Age: 68                                Trustee, Zenith
                                       Fund**; formerly,
                                       Vice Chairman,
                                       President and Chief
                                       Operating Officer,
                                       Fortune Brands/
                                       American Brands
                                       (global conglomerate);
                                       formerly, President
                                       and CEO, Acushnet
                                       Company (athletic
                                       equipment).
Frances M. Hawk,       N/A       N/A   Formerly, Principal             51         Member, Board of
CFA, CFP                               and Portfolio Manager,                     Managers, six variable
108 Oxford Hill Lane                   HLM Management                             annuity separate
Dowington, PA                          Co., Inc. (SEC                             accounts of The
Age: 58                                registered investment                      Travelers Insurance
                                       adviser); Formerly,                        Company*; Trustee,
                                       Assistant Treasurer,                       five mutual funds
                                       United Technologies                        sponsored by The
                                       Corp., Inc., (diversified                  Travelers Insurance
                                       manufacturing                              Company*.
                                       company).

--------
^ As present or former officers of MetLife and/or owners of securities issued by MetLife, Inc., the ultimate parent company of the Manager, Messrs. McHaffie and Typermass may each be deemed to be an "interested person" within the meaning of the 1940 Act.
* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
** Following the sale of all of its assets to the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the Securities and Exchange Commission ("SEC") on January 29, 2004.
(+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with the Manager or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)Previous positions during the past five years with the Fund, MetLife, the Manager, Zenith Fund, NELICO, New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different.
(2)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by the Manager. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(3)The Fund Complex includes the Fund (39 portfolios, 37 of which are currently operational), Met Series Fund II (1 portfolio), variable annuity separate accounts of The Travelers Insurance Company (6 accounts), mutual funds sponsored by the Travelers Insurance Company (5 funds) and CitiStreet Funds, Inc. (4 portfolios).

   The term of office of each person elected as Director will be until the next annual meeting of shareholders and until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as Director if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Directors may vote to fix the number of Directors at fewer than nine.


   The Fund's Bylaws do not require the annual election of Directors. In accordance with the 1940 Act, (i) the Fund will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. As a result of the foregoing, if elected by shareholders pursuant to the Proxy Statement, each Nominee may be expected to serve on the Board for an extended period of time.


   There were six meetings of the Board of Directors during 2005. All of the current directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. It is expected that the Board of Directors will generally meet at least four times each year.

COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors of the Fund has a standing Nominating Committee, Audit Committee, Governance Committee and two Contract Review Committees.

   The Audit Committee met three times during 2005. Messrs. Garban, Ludes and Morton and Ms. Strumpf are the members of the Audit Committee, all of whom are Independent Directors. The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.


   Each Contract Review Committee met once during 2005, and there was also one Special Contract Review Committee meeting during 2005, attended by certain members of each of the Fund's standing Contract Review Committees. One standing Contract Review Committee consists of Messrs. Arnelle and Ludes and
Ms. Strumpf, and Ms. Strumpf currently serves as its chair. The other standing Contract Review Committee consists of Ms. Hawthorne and Messrs. Garban and Scott Morton, and Mr. Garban currently serves as its chair. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.


   The Governance Committee met three times during 2005. Messrs. Arnelle and Scott Morton and Ms. Hawthorne are members of the Governance Committee, and Mr. Scott Morton currently serves as its chair. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.


NOMINATING COMMITTEE INFORMATION


   The Nominating Committee did not meet in 2005, but met once during 2006 prior to the date of this Proxy Statement. Messrs. Arnelle and Scott Morton and Ms. Hawthorne are members of the Nominating Committee, and Mr. Scott Morton currently serves as its chair. The Nominating Committee evaluates the qualifications of candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions. The Nominating Committee's charter is included as Appendix A hereto.

   The Nominating Committee will consider nominees for Independent Directors recommended by Contract Owners. The Board has adopted procedures that a Contract Owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include:

  .   a statement in writing setting forth:

     . the name, age, date of birth, business address, residence address and nationality of the person recommended by the Contract Owner (the "candidate");

     . the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such Contract Owner by the candidate;

     . any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act;

     . any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

     . information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act);

  . the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected;

  . the name of the recommending Contract Owner as it appears on the books of the relevant Insurance Company separate account;

  . the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending Contract Owner; and

  . a description of all arrangements or understandings between the recommending Contract Owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending Contract Owner.


   In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

SECURITIES OWNERSHIP

   At February 1, 2006, the Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

   The following table states the dollar range of equity securities beneficially owned by the Nominees in the Portfolios of the Fund:

                                                           AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL
                                                          PORTFOLIOS OVERSEEN OR TO BE
                                       DOLLAR RANGE OF      OVERSEEN BY DIRECTOR OR
                                     EQUITY SECURITIES IN     NOMINEE IN FAMILY OF
NAME OF NOMINEE                       EACH PORTFOLIO (A)     INVESTMENT COMPANY (B)
---------------                      -------------------- ----------------------------
ARTHUR G. TYPERMASS.................                             Over $100,000
   BlackRock Aggressive Growth
     Portfolio......................    Over $100,000
   MetLife Stock Index Portfolio....    Over $100,000
   FI International Stock Portfolio.   $10,001-$50,000

--------
(a)Represents ownership, as of February 1, 2006, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.
(b)The term "Family of Investment Companies" as used in this Proxy Statement includes each Portfolio of the Fund.

   The Independent Director Nominees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund, as of February 1, 2006.

DIRECTOR COMPENSATION


   The officers and Directors of the Fund who are officers or employees of the Manager, of any subadviser of the Fund or of MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, the Manager or any affiliate thereof for services rendered in those or other capacities.


   Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $56,000, plus aggregate attendance fees of $6,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

   The Fund provides no pension or retirement benefits to Directors.

   The following table sets forth information regarding compensation received by the Independent Directors of the Fund for the year ended December 31, 2005.


                                                      TOTAL COMPENSATION
                                                        FROM FUND AND
                               AGGREGATE COMPENSATION FUND COMPLEX PAID
       NAME OF DIRECTOR              FROM FUND         TO DIRECTORS (B)
       ----------------        ---------------------- ------------------
       H. Jesse Arnelle.......        $ 91,093             $ 94,000
       Steve A. Garban........        $ 98,361             $105,625
       Nancy Hawthorne........        $ 88,670             $ 91,500
       John T. Ludes..........        $ 93,515             $ 96,500
       Michael S. Scott Morton        $103,206             $110,625
       Toby Rosenblatt (a)....        $ 17,928             $ 22,250
       Linda B. Strumpf.......        $ 95,938             $ 99,000
       Arthur G. Typermass....        $ 81,402             $ 84,000

--------

(a)Resigned from the Fund's Board of Directors on February 10, 2005.
(b)As of January 30, 2005, the Fund and the Fund Complex included Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, were no longer included in the Fund Complex.


SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

   The Fund has adopted procedures by which Contracts Owners may send communications to the Board. These communications should be sent to the attention of the Board, Metropolitan Series Fund, Inc., c/o Thomas M. Lenz, 501 Boylston Street, Boston, MA 02116.


   A communication must (i) be in writing and be signed by the Contract Owner,
(ii) identify the specific Portfolio, if any, of the Fund to which it relates, and (iii) identify the numbers of units held by the Contract Owner that relate to shares of a Portfolio of the Fund.


   These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a Contract Owner or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. See Appendix A.

DIRECTOR INDEMNIFICATION

   Pursuant to Maryland law and the Fund's Bylaws, the Fund shall indemnify or advance any expenses to current and former Directors and officers to the extent permitted or required by the Maryland General Corporation Law. Except as specifically required by the Maryland General Corporation Law, however, the Fund shall only be required to indemnify or advance expenses to any person other than a Director to the extent specifically approved by resolution adopted by the Board of Directors in accordance with applicable law. No indemnification or advance payment is provided to protect any Director or officer of the Fund against any liability to the Fund or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Bylaws also provide that the Fund may not make an advance payment of legal expenses for the defense of a proceeding brought by the Fund or its security holders against a Director or officer of the Fund unless the Director or officer undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and (i) he provides a security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of Directors who are neither "interested persons" of the Fund nor parties to the proceeding, or an independent legal counsel in a written opinion, determines that there is reason to believe that the Director or officer will ultimately be found entitled to indemnification.


VOTE REQUIRED FOR THIS PROPOSAL


   IF YOU SUBMIT VOTING INSTRUCTIONS THAT DO NOT SPECIFY OTHERWISE, THE INSURANCE COMPANIES WILL VOTE FUND SHARES FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Directors may vote to fix the number of Directors at fewer than nine. The election of the Directors of the Fund will be by a plurality of the votes cast (all Portfolios of the Fund voting together as a single class) at the Meeting in person or by proxy. As such, the nine Directors who receive the highest number of votes will be elected.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR EACH NOMINEE.

II: APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT BETWEEN THE FUND, ON BEHALF OF MFS TOTAL RETURN, AND THE MANAGER.

INTRODUCTION

   On December 13, 2005, the Board approved the proposed reorganization of the MFS Total Return Portfolio (the "Travelers Portfolio"), a series of The Travelers Series Trust (the "Trust"), into the Fund's MFS Total Return Portfolio (the "MFS Total Return Reorganization"). The Trust's Board of Trustees approved the MFS Total Return Reorganization on behalf of the Travelers Portfolio at a meeting held on November 10, 2005 and recommended that the MFS Total Return Reorganization be submitted to the Travelers Portfolio's shareholders for approval. MFS Total Return's shareholders are not required to approve the MFS Total Return Reorganization. If approved by the Travelers Portfolio's shareholders, the MFS Total Return Reorganization is expected to close on May 1, 2006.

   Massachusetts Financial Services Company (the "Subadviser"), subadviser to both MFS Total Return and the Travelers Portfolio, has informed the Fund that it is not willing to serve as subadviser to MFS Total Return at its current subadvisory fee schedule past May 1, 2006. In connection therewith and after negotiation with the Manager, the Subadviser informed the Fund that, should the MFS Total Return Reorganization be consummated and in light of the increase in assets of MFS Total Return that would result from such reorganization, it would be willing to continue to act as subadviser to MFS Total Return after May 1, 2006 at the new subadvisory fee rates shown in the table below (the "Subadvisory Fee Change").

         CURRENT SUBADVISORY FEE        PROPOSED SUBADVISORY FEE AFTER MAY 1, 2006
   ------------------------------------ ------------------------------------------
                      SUBADVISORY FEE                          SUBADVISORY FEE
                     (AS A % OF AVERAGE                       (AS A % OF AVERAGE
      ASSET LEVEL    DAILY NET ASSETS)     ASSET LEVEL        DAILY NET ASSETS)
      -----------    ------------------  ------------------   ------------------
   First $50 million       0.25%        First $250 million          0.35%
      Excess over
      $50 million          0.20%         Next $1 billion            0.30%

                                        Next $250 million           0.25%

                                           Excess over
                                           $1.5 billion             0.20%

   In light of the Subadviser's intention to seek an increased subadvisory fee with respect to MFS Total Return and as discussed more fully below, the Manager has informed the Fund that, should the subadvisory fee schedule for MFS Total Return be increased as described above, the Manager would seek an increase in the advisory fee schedule for MFS Total Return after May 1, 2006 to the levels shown in the table below (the "Advisory Fee Change"). The Advisory Fee Change is designed to allow the Manager to continue to provide high-quality advisory services to MFS Total Return at a reasonable and competitive fee rate and to avoid penalizing the Manager should the Subadvisory Fee Change take effect, given that the Manager would then be compensating the Subadviser at the new subadvisory fee schedule discussed above, and reflects the fact that, because of economies of scale expected to be realized, should the MFS Total Return Reorganization be consummated, the total expense levels of MFS Total Return as a percentage of its assets are expected to decrease by an amount equal to or greater than the advisory fee increase, although no assurances can be given that such expense decrease will result.


           CURRENT ADVISORY FEE      PROPOSED ADVISORY FEE AFTER MAY 1, 2006
      ------------------------------ ---------------------------------------
                     ADVISORY FEE                           ADVISORY FEE
                  (AS A % OF AVERAGE                     (AS A % OF AVERAGE
      ASSET LEVEL DAILY NET ASSETS)     ASSET LEVEL      DAILY NET ASSETS)
      ----------- ------------------ ------------------  ------------------
      All Assets        0.50%        First $250 million        0.60%

                                     Next $500 million         0.55%

                                        Excess over
                                        $750 million           0.50%

   As more fully discussed below, at meetings held on November 3, 2005 and February 1, 2006, as the case may be, and after careful consideration, the Board of Directors, including a majority of the Independent Directors, decided to approve the Subadvisory Fee Change and Advisory Fee Change. The Advisory Fee Change would be accomplished by amending the Advisory Agreement to reflect the new advisory fee schedule for MFS Total Return (as amended, the "Amended Advisory Agreement"). Accordingly, pursuant to the Proposal, the Directors are proposing that the shareholders of MFS Total Return approve the Amended Advisory Agreement at the Meeting. Both the Subadvisory Fee Change and proposed Advisory Fee Change are contingent on the consummation of the MFS Total Return Reorganization.

REASONS FOR THE ADVISORY FEE CHANGE


   As noted above, the Advisory Fee Change was precipitated by the Subadviser's request for the Subadvisory Fee Change. In connection with its request for the Subadvisory Fee Change, the Subadviser noted that the current subadvisory fee schedule for MFS Total Return is below market levels and that, in order to allow the Subadviser to continue to manage the day-to-day portfolio management affairs of MFS Total Return, retain and attract highly qualified investment professionals and offer a high level of service to shareholders, its subadvisory fee schedule would need to be increased. The Directors considered the Subadviser's request and concluded that retaining the Subadviser as subadviser to MFS Total Return would be, on balance, more favorable for MFS Total Return's shareholders than the alternative of replacing the Subadviser with some other subadviser that might be willing to serve as subadviser at MFS Total Return's current subadvisory fee rate. In reaching this conclusion, the Board considered the Subadviser's substantial experience and reputation, the qualifications of its personnel and its resources, policies and investment processes. The Board took into account the prominence of the

Subadviser's name in the marketplace for investment advice, which may enhance the marketability of insurance products that invest in MFS Total Return. The Board also considered the investment performance achieved by the Subadviser for MFS Total Return and the Subadviser's commitment to and record of compliance. The Board noted that MFS Total Return's current subadvisory fee schedule is below market levels and took into account the likelihood that a comparable subadviser could be retained at the current subadvisory fee rate. Based on these considerations, the Board agreed to the Subadvisory Fee Change, contingent upon the consummation of the MFS Total Return Reorganization.

   Because the Subadvisory Fee Change will increase the amount that the Manager must pay the Subadviser, the Manager is seeking the Advisory Fee Change. Given that, for the reasons discussed above, the Directors wish to retain the Subadviser as subadviser to MFS Total Return pursuant to the subadvisory agreement for MFS Total Return as amended to reflect the Subadvisory Fee Change, the Directors determined at their November 3, 2005 meeting that it would be in the best interests of MFS Total Return and its shareholders to approve the Advisory Fee Change as reflected in the proposed Amended Advisory Agreement. In coming to this conclusion, the Board considered, among other factors, the following:

  . that, in order to retain the Subadviser as subadviser to MFS Total Return following the consummation of the MFS Total Return Reorganization, the Subadvisory Fee Change was necessary and that, in order to avoid penalizing the Manager for such increase, the advisory fee should be adjusted as reflected by the Amended Advisory Agreement;

  . that the advisory and subadvisory fee schedules under MFS Total Return's current Advisory Agreement and subadvisory agreement are below market levels;

  . that, following the MFS Total Return Reorganization, total expenses for MFS Total Return as a percentage of its assets are expected to decrease by a greater amount than the Portfolio's proposed advisory fee increase, though no assurances can be given that any such expense decrease will in fact be realized;

  . that the Advisory Fee Change would enable the Manager to continue to provide high-quality advisory services to MFS Total Return at a reasonable and competitive fee rate; and

  . that, other than with respect to the Advisory Fee Change, the Amended Advisory Agreement is identical to the current Advisory Agreement.

   In approving the Amended Advisory Agreement, the Directors also considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory or subadvisory agreements in effect from year to year. These materials included, among other items, (i) information regarding the investment performance of MFS Total Return in relation to the performance of a peer group of funds and MFS Total Return's performance benchmarks, (ii) information on MFS Total Return's advisory and subadvisory fees and other expenses, including information comparing MFS Total Return's fees and expenses to those of a peer group of funds, (iii) sales and redemption data, (iv) information related to the profitability of the Advisory Agreement and proposed Amended Advisory Agreement to the Manager and potential "fall-out" or ancillary benefits that the Manager or its affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the Manager's responses to requests from the Directors. The Directors also considered other information such as (vi) the Manager's financial results and condition, (vii) MFS Total Return's investment objective and strategies and the size, education and experience of the staff of the Manager, (viii) the use of "soft" commission dollars to pay MFS Total Return expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, MFS Total Return's investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of the Manager, the Subadviser and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors had the opportunity to ask questions of and request additional materials from the Manager and the Subadviser.

   In deciding to approve the Amended Advisory Agreement, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. In addition to those discussed above, the Directors considered the following matters in connection with their approval of the Amended Advisory
Agreement:

   THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO MFS TOTAL RETURN UNDER THE ADVISORY AGREEMENT. The Directors considered the nature, extent and quality of the services that the Manager provides pursuant to the Advisory Agreement and proposes to provide pursuant to the Amended Advisory Agreement. The Directors also considered the resources dedicated to MFS Total Return by the Manager. In particular, the Directors considered the Manager's ability to attract and retain highly qualified investment professionals. The Directors considered that the Manager is (i) ultimately responsible for the performance of MFS Total Return; (ii) ultimately responsible for the establishment of the investment strategies of MFS Total Return, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers for MFS Total Return; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the Fund's subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that the Manager provides a full range of day-to-day administrative services for MFS Total Return involving all aspects of MFS Total Return's day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Amended Advisory Agreement, that the nature, extent and quality of services that the Manager provides pursuant to the Advisory Agreement, and is expected to provide pursuant to the Amended Advisory Agreement, supported the approval of the Amended Advisory Agreement.

   INVESTMENT PERFORMANCE OF MFS TOTAL RETURN. The Directors reviewed information about the performance of MFS Total Return over various time periods, including information prepared by an independent third party that compared the performance of MFS Total Return to the performance of a peer group of funds and performance benchmarks. The Directors reviewed a description of the third party's methodology for identifying MFS Total Return's peer group for purposes of performance and expense comparisons. The Directors also considered the historical responsiveness of the Manager to Director concerns about performance and the willingness of the Manager to take steps intended to improve performance.

   After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Amended Advisory Agreement, that the investment performance of MFS Total Return was sufficient, in light of other considerations, to warrant the renewal of the Amended Advisory Agreement.

   THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH MFS TOTAL RETURN. The Directors considered the fees that the Manager charges under the Advisory Agreement, and proposes to charge under the Amended Advisory Agreement, to MFS Total Return for advisory services pursuant to such agreements, as well as the total expense levels of MFS Total Return. This information included comparisons (provided by an independent third party) of MFS Total Return's advisory fees and total expense levels to those of its peer group. In evaluating advisory fees for MFS Total Return, the Directors also took into account the demands, complexity and quality of the investment management services that the Manager provides and proposes to provide to MFS Total Return.

   The Directors also considered the compensation directly or indirectly received by the Manager and its affiliates from their relationships with the Fund. The Directors reviewed information relating to the profits received by the Manager and its affiliates as a result of their relationships with MFS Total Return and the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of MFS Total Return, the expense levels of MFS Total Return and the fact that, under the Amended Advisory Agreement, the Manager would implement advisory fee breakpoints with respect to MFS Total Return.

   After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Amended Advisory Agreement, that the advisory fees that the Manager would charge to MFS Total Return pursuant to the Amended Advisory Agreement are fair and reasonable, and that the information provided regarding costs of these services generally and the related profitability to the Manager supported the approval of the Amended Advisory Agreement.

   ECONOMIES OF SCALE. The Directors considered the possible existence of economies of scale in the Manager's provision of services to MFS Total Return and the extent to which such economies would be shared with MFS Total Return's shareholders through the breakpoints in its advisory fee schedule under the Amended Advisory Agreement. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to the Manager and each of its affiliates of their relationships with MFS Total Return, as discussed above.

   After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Amended Advisory Agreement, that the extent to which possible economies of scale would be shared with MFS Total Return's shareholders pursuant to the Amended Advisory Agreement supported the approval of such agreement.

   OTHER FACTORS. The Directors also considered other factors, which included but were not limited to the following:

  . the extent to which MFS Total Return operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund, the Manager and the Subadviser. They also considered the compliance-related resources that the Manager provides to MFS Total Return;

  . the nature, quality, cost and extent of administrative and shareholder services performed by the Manager and its affiliates under the Advisory Agreement; and

  . so-called "fall-out benefits" to the Manager, such as the engagement of its affiliates to provide distribution and transfer agency services to the Fund's Portfolios. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor these possible conflicts of interest.

   Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the Amended Advisory Agreement should be approved, subject to the approval of MFS Total Return's shareholders.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT

   The Manager currently serves as investment adviser to MFS Total Return pursuant to the Advisory Agreement, which is dated May 1, 2003 and is between the Fund, on behalf of MFS Total Return, and the Manager. The Advisory Agreement was entered into in connection with the reorganization of MFS Total Return from a series of the Zenith fund into a series of the Fund, which was approved by the shareholders of such Zenith Fund series at a special meeting held on April 25, 2003. The Directors most recently approved the renewal of the Advisory Agreement at a meeting held on November 3, 2005.


   The Advisory Agreement provides that the Manager will, subject to its rights to delegate certain responsibilities to another party or parties, provide MFS Total Return both portfolio management services and administrative services, although the Manager has delegated its portfolio management responsibilities for MFS Total Return to the Subadviser. Pursuant to the Advisory Agreement, the Manager furnishes or pays the expenses of MFS Total Return for office space, facilities and equipment, services of executive and other personnel of MFS Total Return and certain administrative services. Currently, pursuant to the Advisory Agreement, the Fund pays the Manager compensation at the annual rate of 0.50% of average net assets.


DESCRIPTION OF THE AMENDED ADVISORY AGREEMENT


   The Board of Directors has approved, and proposes that shareholders of MFS Total Return approve, the Amended Advisory Agreement, which would effect the Advisory Fee Change discussed above. Other than with respect to the Advisory Fee Change, the Amended Advisory Agreement would be identical to the current Advisory Agreement. The Amended Advisory Agreement is attached to this Proxy Statement as Appendix B.


COMPARISON OF THE ADVISORY AGREEMENT AND AMENDED ADVISORY AGREEMENT

   As stated above, other than with respect to the Advisory Fee Change, the Amended Advisory Agreement would be identical to the current Advisory Agreement.


   The table below compares the annual operating expenses under the current advisory fee schedule for the year ended December 31, 2005 to the estimated annual operating expenses under the proposed advisory fee schedule if the Advisory Fee Change had been in effect for the year ended December 31, 2005. The table assumes that the MFS Reorganization was consummated on December 31, 2004 and that, based on the combined assets of MFS Total Return and the Travelers Portfolio of approximately $1.8 billion, as of December 31, 2005, the weighted average advisory fee of MFS Total Return under the proposed advisory fee schedule would be 0.53%.

   THE TABLE DOES NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH MFS TOTAL RETURN SERVES AS AN INVESTMENT VEHICLE. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

                      Annual Portfolio Operating Expenses
           (expenses that are deducted from MFS Total Return assets)


                           CLASS A       CLASS B       CLASS E    CLASS F*
                        ------------  ------------  ------------  --------
                                 PRO           PRO           PRO    PRO
                        CURRENT FORMA CURRENT FORMA CURRENT FORMA  FORMA
                        ------- ----- ------- ----- ------- ----- --------
      Management Fees..  0.50%  0.53%  0.50%  0.53%  0.50%  0.50%   0.53%
      Distribution and
        Service (12b-1)
        Fees...........  None   None   0.25%  0.25%  0.15%  0.15%   0.15%
      Other Expenses**.  0.16%   .06%  0.16%  0.06%  0.16%  0.16%   0.06%
      Total Annual Fund
        Operating
        Expenses**.....  0.66%  0.59%  0.91%  0.84%  0.81%  0.81%   0.74%

--------
* In connection with the Reorganization, MFS Total Return will issue Class F shares to shareholders of the Travelers Portfolio.

** MFS Total Return directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for MFS Total Return does not reflect this reduction in expenses. If this reduction were shown, MFS Total Return's Total Annual Operating Expenses would have been 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares.


   The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The tables are intended to help you compare the cost of investing in MFS Total Return under the current advisory fee schedule versus investing in MFS Total Return under the proposed advisory fee schedule. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

   THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH MFS TOTAL RETURN SERVES AS AN INVESTMENT VEHICLE. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

EXAMPLES OF PORTFOLIO EXPENSES


                                        (CURRENT)
                        -----------------------------------------
                        ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                        -------- ----------- ---------- ---------
               Class A.   $67       $211        $368     $  882
               Class B.   $93       $290        $504     $1,120
               Class E.   $83       $259        $450     $1,002

                                       (PRO FORMA)
                        -----------------------------------------
                        ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                        -------- ----------- ---------- ---------
               Class A.   $60       $189        $329     $  738
               Class B.   $86       $268        $466     $1,037
               Class E.   $76       $237        $411     $  918
               Class F*   $81       $252        $439     $  978

--------
* In connection with the Reorganization, MFS Total Return will issue Class F shares to shareholders of the Travelers Portfolio.


   The aggregate amount of the Manager's advisory fee during the year ended December 31, 2005 was $2,460,950. If the proposed advisory fee schedule had been in effect during the year ended December 31, 2005, the aggregate amount of the Manager's advisory fee for such period would have been $2,832,042. The difference between these amounts is $371,092, which represents a 15.08% increase.

   If the MFS Total Return Reorganization had taken place as of December 31, 2004, assuming MFS Total Return's current advisory fee schedule was in effect throughout the year ended December 31, 2005, the aggregate amount of the Manager's advisory fee for such period would have been $8,817,300. If the MFS Total Return Reorganization had taken place as of December 31, 2004 and if the proposed advisory fee schedule had been in effect during the year ended December 31, 2005, the aggregate amount of the Manager's advisory fee for such period would have been $9,317,300. The difference between these amounts is $500,000, which represents a 5.67% increase.


ADDITIONAL INFORMATION


   Certain Interested Directors and officers of the Fund may be owners of shares of MetLife or its affiliates, and consequently, if MFS Total Return's shareholders approve the Amended Advisory Agreement, such officers and Directors may stand to benefit indirectly from such change, in the form of an increase in the value of such shares.


   The information set forth in this Proxy Statement concerning the Subadvisory Fee Change and Advisory Fee Change has been provided to the Fund by MetLife.

   The Manager acts as investment adviser to the following other mutual funds or portfolios (each of which is a Portfolio of the Fund) that have investment objectives similar to MFS Total Return, for compensation at the annual percentage rates of the corresponding average net asset levels of those Portfolios set forth below.



                                    NET ASSETS AT
  PORTFOLIO                       DECEMBER 31, 2005          FEE RATE
  ---------                       ----------------- --------------------------
  BlackRock Strategic Value......  $  974,467,940   .85%    First $500 million
                                                    .80%    Next $500 million
                                                    .75%    Over $1 billion

  MetLife Conservative to          $   58,845,247   .10%/2/ All Assets
    Moderate Allocation/1/.......

  BlackRock Diversified..........  $1,826,537,815   .50%    First $500 million
                                                    .45%    Next $500 million
                                                    .40%    Over $1 billion

  Salomon Brothers Strategic Bond  $  486,376,444   .65%    First $500 million
    Opportunities Portfolio......                   .55%    Over $500 million

--------

/1/ The Manager has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio's then-current fiscal year). For the Portfolio, this subsidy is subject to the obligation of each class of such Portfolio to repay the Manager in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:



                                                       EXPENSE LIMIT
      PORTFOLIO                                          AGREEMENT
      ---------                                   ----------------------
                                                  CLASS A CLASS B CLASS E
                                                  ------- ------- -------
      MetLife Conservative to Moderate Allocation  0.10%   0.35%   0.25%



/2/ As an investor in certain underlying portfolios of the Fund and Met Investors Series Trust, the Portfolio also bears its pro-rata portion of the operating expenses of such portfolios, including all applicable advisory fees, which portions are not reflected in this table.

   The Fund has adopted a distribution and services plan under Rule 12b-1 under the 1940 Act for the Class B and Class E shares of MFS Total Return, which would continue after the approval of the Amended Advisory Agreement. For the fiscal year ended December 31, 2005, the Class B shares and Class E shares of MFS Total Return paid $336,228 and $138,172, respectively, in aggregate fees to affiliates of the Manager pursuant to such distribution and services plan.


SHAREHOLDER VOTING REGARDING THE AMENDMENT TO THE ADVISORY AGREEMENT

   The vote required to approve the Amended Advisory Agreement is the lesser of
(i) 67% of the shares of MFS Total Return that are present at the Meeting, if the holders of more than 50% of the shares of such Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or
(ii) more than 50% of the shares of MFS Total Return outstanding on the Record Date. If the required vote is not obtained for MFS Total Return, the Directors will consider what other actions to take in the best interests of MFS Total Return. Actions considered might include replacement of the Subadviser with a different subadviser.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF MFS TOTAL RETURN VOTE FOR THE AMENDMENT TO THE ADVISORY AGREEMENT.

III: APPROVAL OF CHANGES TO CERTAIN PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTIONS

   The 1940 Act requires a registered investment company, such as each Portfolio, to have "fundamental" investment restrictions governing certain of its investment practices. An investment restriction is "fundamental" if it can be changed only with the approval of a majority of the outstanding voting securities of the investment company. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental.


   Certain Portfolios were previously series of the Zenith Fund (the "Zenith Fund Portfolios"). The other Portfolios have always been series of the Fund. The proposals to change or eliminate certain fundamental investment restrictions relate only to certain Portfolios of the Fund that have always been series of the Fund (each, a "Met Series Fund Portfolio," and, collectively, the "Met Series Fund Portfolios"), as follows:



  BlackRock Aggressive       FI Mid Cap Opportunities Morgan Stanley EAFE
    Growth Portfolio           Portfolio                Index Portfolio

  BlackRock Diversified      Franklin Templeton Small Neuberger Berman Mid
    Portfolio                  Cap Growth Portfolio     Cap Value Portfolio

  BlackRock Investment Trust Harris Oakmark Large     Oppenheimer Global
    Portfolio                  Cap Value Portfolio      Equity Portfolio

  BlackRock Large Cap Value  Lehman Brothers          Russell 2000 Index
    Portfolio                  Aggregate Bond Index     Portfolio
                               Portfolio

  BlackRock Strategic Value  MetLife Mid Cap Stock    T. Rowe Price Large Cap
    Portfolio                  Index Portfolio          Growth Portfolio

  FI International Stock     MetLife Stock Index      T. Rowe Price Small Cap
    Portfolio                  Portfolio                Growth Portfolio


   Certain of the Met Series Fund Portfolios' fundamental investment restrictions are not required by the 1940 Act and were adopted over the years in response to regulatory, business or industry requirements or conditions that are no longer in effect. Also, certain of these fundamental investment restrictions were originally adopted based on those applicable to certain retail funds advised or subadvised by the Met Series Fund Portfolios' then-current subadvisers. As many of these Portfolios have changed subadviser since the time that their fundamental investment restrictions were drafted, certain of these restrictions may no longer be relevant or desirable. In addition, many of the Met Series Fund Portfolios' fundamental investment restrictions relating to the same activity are not consistent with one another or those of the Zenith Fund Portfolios. These inconsistencies could cause difficulty in monitoring compliance among the Portfolios.

   The Board of Directors reviewed each Met Series Fund Portfolio's fundamental investment restrictions and is proposing to eliminate those fundamental investment restrictions that are not required by the 1940 Act and to simplify, modernize (in light of current regulatory requirements) and make more consistent those fundamental investment restrictions that are required. In certain instances, it is proposed that fundamental investment restrictions be revised to permit flexibility to the extent permitted by applicable law, regulation or order. The Directors believe that the proposed changes will enhance the ability of the Manager and the subadvisers of the Met Series Fund Portfolios to manage such Portfolios' assets. In addition, the Directors believe that the proposed changes will simplify the process of monitoring the Portfolios' compliance with their investment restrictions.

   Although it is proposed that fundamental investment restrictions relating to certain investment practices be eliminated or revised to permit flexibility, in many cases a Met Series Fund Portfolio will continue to be subject to formal, written restrictions on those investment practices. However, these investment restrictions will not be fundamental and, to the extent permitted by applicable law, may be changed by the Board of Directors without shareholder approval. THE ACTUAL INVESTMENT STRATEGIES AND PRACTICES OF THE MET SERIES FUND PORTFOLIOS ARE NOT CURRENTLY EXPECTED TO CHANGE AS A RESULT OF THE PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS, ALTHOUGH, WITH THE APPROVAL OF THE BOARD OF DIRECTORS, THE MANAGER OR SUBADVISERS MAY CHANGE THOSE STRATEGIES AND PRACTICES IN THE FUTURE. For example, with respect to any Met Series Fund Portfolio whose investment objective is to track the performance of a particular index, it is not currently expected that such Met Series Fund Portfolio will change its investment strategies and practices in seeking to track the performance of the relevant index as a result of the proposed changes to its fundamental investment restrictions.

   The proposed elimination of or revisions to certain of the fundamental investment restrictions of the Met Series Fund Portfolios are discussed below. The following summaries of the relevant Portfolios' current fundamental investment restrictions are qualified by reference to the actual text of the restrictions set forth in Appendix C. The table in Appendix C sets out in the left hand column the current fundamental investment restrictions of each Met Series Fund Portfolio that are proposed to be eliminated or changed in this Proxy Statement and, if applicable, the proposed change to each such restriction in the right hand column.

PROPOSALS

III-A. REVISE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO BORROWING.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to borrowing will be revised. The proposed revised fundamental investment restriction is set forth below:


      The Portfolio may not borrow money, except to the extent permitted by applicable law, regulation or order.


   The Directors are proposing that the Met Series Fund Portfolios' fundamental investment restrictions on borrowing be liberalized to allow the Met Series Fund Portfolios to borrow money to the maximum extent permitted by law. The Directors believe that having a standard fundamental policy relating to borrowing for all Portfolios will simplify compliance monitoring, facilitate standard borrowing arrangements for the Portfolios and provide maximum investment flexibility as permitted under the 1940 Act. The 1940 Act generally prohibits a fund from borrowing unless the fund borrows from a bank and maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Certain trading practices, such as reverse repurchase agreements, may constitute a borrowing and may be subject to the 1940 Act restrictions on borrowings.

   If this Proposal is approved, the Met Series Fund Portfolios may be allowed to borrow in situations and under circumstances in which they were previously not allowed to borrow. Borrowing may cause the value of a Portfolio's shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.


III-B. REVISE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO UNDERWRITING OF SECURITIES.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to the underwriting of securities issued by others will be revised. The Met Series Fund Portfolios will become subject to the following revised fundamental investment restriction:


      The Portfolio may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

   The primary purpose of this Proposal is to eliminate minor differences in the wording of the Met Series Fund Portfolios' current fundamental investment restrictions on underwriting securities to achieve consistency with the fundamental investment restrictions of other Portfolios of the Fund.


III-C. REVISE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO THE ISSUANCE OF SENIOR SECURITIES.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to the issuance of senior securities will be revised. If the Proposal is approved, each Met Series Fund Portfolio will become subject to the following fundamental investment restriction:


      The Portfolio may not issue senior securities except to the extent permitted by applicable law, regulation or order.

   For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin would not be deemed to involve the issuance of a senior security.


   The 1940 Act imposes limitations on an open-end investment company's ability to issue senior securities. The term "senior security," which is defined in the 1940 Act, generally means any security evidencing indebtedness of an investment company (for example, a bond or note) or any class of shares of an investment company having priority over any other class as to the investment company's assets or earnings. The SEC staff permits investment companies to engage in certain trading practices that may be considered to involve the issuance of senior securities (for example, short sales, reverse repurchase agreements and futures contracts) provided that certain conditions are satisfied. Under the proposed investment restriction, the Met Series Fund Portfolios would be permitted to engage in transactions that could be deemed to involve the issuance of senior securities only in accordance with applicable regulatory requirements under the 1940 Act.

   The proposed investment restriction is intended to simplify and standardize the language of the Portfolios' policies concerning the issuance of senior securities, and to permit each Met Series Fund Portfolio to take full advantage of all investment flexibility permitted under applicable law.


   A borrowing by a Portfolio would involve the issuance of senior securities. Borrowing may cause the value of a Portfolio's shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

III-D. ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO OPTIONS.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to options will be eliminated. These fundamental investment restrictions have not been adopted by other Portfolios of the Fund and are not required by law. The Board believes that eliminating these investment restrictions will provide the Met Series Fund Portfolios greater investment flexibility.

   An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. Options are a type of derivative. A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise comply with the contract's terms. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.


III-E. REVISE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO MAKING LOANS.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to making loans will be revised. The proposed revised fundamental restriction is set forth below:


      The Portfolio may not make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.


   The Directors are proposing this revision in order to simplify and standardize the language of the restriction for each Met Series Fund Portfolio and to give the Met Series Fund Portfolios more flexibility to maximize lending capabilities. If this Proposal is approved, each Met Series Fund Portfolio will be able to lend its portfolio securities to the maximum extent permitted by law. The Directors believe that the proposed revision will provide the Met Series Fund Portfolios with greater ability to respond more effectively to regulatory, industry and market developments and to increase income from securities lending.

   For the purpose of achieving income, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to the party arranging the loan.

III-F. REVISE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO REAL ESTATE.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to real estate will be revised. The proposed revised fundamental restriction is set forth below:


      The Portfolio may not purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.


   The Directors are proposing this revision in order to simplify and standardize the language of the restriction for each Met Series Fund Portfolio. The Directors believe that the revision will give each Met Series Fund Portfolio additional investment flexibility for purposes of pursuing its investment objective.


III-G. REVISE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INDUSTRY CONCENTRATION.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to industry concentration will be revised. The proposed revised fundamental restriction is set forth below.


      The Portfolio may not purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and
   (iii) in the case of BlackRock Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.

   The primary purpose of this Proposal is to eliminate differences in the wording of the Met Series Fund Portfolios' current fundamental investment restrictions on industry concentration to achieve consistency with the fundamental investment restrictions of other Portfolios of the Fund.


III-H. ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO FOREIGN SECURITIES.


   AFFECTED PORTFOLIOS:



       BlackRock Aggressive Growth         MetLife Mid Cap Stock Index
       BlackRock Diversified               MetLife Stock Index
       BlackRock Investment Trust          Neuberger Berman Mid Cap Value
       FI Mid Cap Opportunities            Russell 2000 Index
       Franklin Templeton Small Cap Growth T. Rowe Price Large Cap Growth
       Harris Oakmark Large Cap Value      T. Rowe Price Small Cap Growth



   Each affected Met Series Fund Portfolio has a fundamental investment restriction that limits its investment in foreign securities. The Directors recommend that these investment restrictions be eliminated.

   These restrictions have not been adopted by other Portfolios of the Fund, and the 1940 Act does not require that a mutual fund have a fundamental restriction regarding investments in foreign securities. The Directors believe that the elimination of these fundamental investment restrictions will give each affected Met Series Fund Portfolio additional investment flexibility for purposes of pursuing its investment objective. Certain of the affected Met Series Fund Portfolios may be subject to other restrictions, which are not fundamental, relating to investment in foreign securities.


   A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than Portfolios that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. issuer standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage and market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Portfolio's investments in a foreign security.

III-I. REVISE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO COMMODITIES.


   AFFECTED MET SERIES FUND PORTFOLIOS: EACH SUCH PORTFOLIO.

   If this Proposal is approved, the fundamental investment restrictions of the Met Series Fund Portfolios relating to investments in commodities will be revised as set forth below:


      The Portfolio may not purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.


   This proposed revised investment restriction is intended to simplify and standardize the language of the Met Series Fund Portfolios' policies concerning commodities. In particular, the revised investment restriction makes clear that the Portfolios may use various financial instruments (for example, futures contracts) that may constitute commodities under the Commodity Exchange Act, but which do not require the delivery of physical commodities.

   A Portfolio's use of derivative instruments, such as futures contracts and options on futures contracts, involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise comply with the contract's terms. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.


SHAREHOLDER VOTING REGARDING PROPOSAL TO CHANGE FUNDAMENTAL INVESTMENT RESTRICTIONS

   Each Met Series Fund Portfolio will vote separately from each other Met Series Fund Portfolio with respect to its fundamental investment restrictions. In addition, each proposed elimination of or change to a Met Series Fund Portfolio's fundamental investment restrictions will be voted on separately from the other changes or eliminations proposed for that Portfolio. No Proposal to eliminate or change a fundamental investment restriction is contingent upon the approval of any other such Proposal. Therefore, it may be the case that some of a Met Series Fund Portfolio's fundamental investment restrictions will be changed or eliminated as proposed and others will not.

   For each Met Series Fund Portfolio, the required vote for approval of the proposed elimination of or revisions to each fundamental investment restriction is the lesser of (1) 67% of the shares of the Portfolio represented at the Meeting, or (2) more than 50% of the outstanding shares of that Portfolio. If the required approval of a change to a fundamental investment restriction is not obtained for a Met Series Fund Portfolio, that Portfolio's existing restriction will continue in effect, and the Directors will consider such alternative actions as may be in the best interests of the Portfolio.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH MET SERIES FUND PORTFOLIO VOTE FOR EACH PROPOSED ELIMINATION OR CHANGE TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTIONS AS SET FORTH IN THIS PROPOSAL III.

IV. GENERAL INFORMATION

   This section provides certain information about the Fund, including information about the Manager, the Fund's principal underwriter, independent registered public accounting firm and executive officers and the identity of persons, if any, holding more than 5% of the outstanding shares of any class of any Portfolio.

MANAGER


   The Manager is a Delaware limited liability company. NELICO owns all of the voting interests in the Manager. NELICO is a wholly owned subsidiary of MetLife, which in turn is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Manager include each Insurance Company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Hugh C. McHaffie. Mr. McHaffie and John F. Guthrie, Jr. are the members of the Manager's Board of Managers.
Mr. McHaffie is the Chairman of the Board, President and Chief Executive Officer of the Fund, and his principal occupation is Senior Vice President of MetLife. Mr. Guthrie is a Senior Vice President of the Fund, and his principal occupations are Vice President of MetLife and NELICO. The address of the Manager, NELICO, Mr. McHaffie and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife, Inc. is 200 Park Avenue, New York, New York 10166.


   While the Manager provides administrative services to the Fund in its role as investment adviser thereto, the Fund does not employ a separate administrator.

PRINCIPAL UNDERWRITER

   MetLife is the Fund's principal underwriter.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Deloitte & Touche LLP (the "Independent Registered Public Accounting Firm"), 200 Berkeley Street, Boston, Massachusetts 02166, serves as the independent registered public accounting firm for the Portfolios. Deloitte & Touche LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Representatives of the Independent Registered Public Accounting Firm will not be available at the Meeting.

   The following tables set forth, for the Fund's two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for
(a) all audit and non-audit services provided directly to the Fund and
(b) those non-audit services provided to the Manager and subadvisers (other than subadvisers not affiliated with the Manager) and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund (collectively, "Service Entities") that relate directly to the Portfolios' operations and financial reports:

            FISCAL YEAR            AUDIT-RELATED          ALL OTHER
               ENDED    AUDIT FEES     FEES      TAX FEES   FEES
            ----------- ---------- ------------- -------- ---------
               2004      $660,970     $57,000    $66,971     $0
               2005      $718,900     $41,000    $77,900     $0

   "Audit Fees" represent fees billed for each of the last two fiscal years or professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. "Audit-Related Fees" represent fees for services rendered to the Fund (i) for security valuation testing in connection with the Fund's semi-annual reports for the periods ended June 30, 2004 and June 30, 2005, respectively; and (ii) related to reorganizations involving certain Portfolios of the Fund (in the case of (ii), such fees were paid by the Manager). "Tax Fees" represent fees for services rendered to the Fund for tax return preparation and review of and participation in determining required income and capital gains distributions. "All Other Fees" represents fees, if any, billed for other products and services rendered by the Independent Registered Public Accounting Firm to the Fund for the last two fiscal years.

   The Fund's Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an Independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision. There were no fees required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X, which requires the audit committee of a registered investment company to pre-approve certain non-audit services provided to the registered investment company's investment adviser or its affiliates.

   For the Fund's two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Fund and the Service Entities were as follows:

                      FISCAL YEAR AGGREGATE NON-AUDIT FEES
                      ----------- ------------------------
                         2004           $ 9,845,411
                         2005           $12,450,000

   The amounts set out above represent the aggregate non-audit fees billed by the Fund's accountant to MetLife, Inc. and its subsidiaries, and include, among other non-audit fees, non-audit fees for services rendered to the Fund and rendered to the Manager and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund.

   The Fund's Audit Committee considered the provision of non-audit services that were rendered to the Manager, and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the Independent Registered Public Accounting Firm's independence.

EXECUTIVE OFFICERS

   The following table provides information about the current executive officers of the Fund, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.


                           CURRENT
                         POSITION(S)  POSITION(S)   PRINCIPAL OCCUPATIONS OVER
NAME AND ADDRESS    AGE   WITH FUND   HELD SINCE      PAST FIVE YEARS/ (1)/
----------------    --- ------------- ----------- ------------------------------
Hugh C. McHaffie    46  Director,        2002     Senior Vice President,
Metropolitan Life       Chairman of               MetLife, MetLife Group, Inc.
Insurance               the Board,                (since 2003); Manager, Chair
Company                 President and             of the Board of Managers,
501 Boylston            Chief                     President and Chief Executive
Street                  Executive                 Officer (since 2003), the
Boston, MA              Officer                   Manager; Senior Vice
02116                                             President (since 2005), The
                                                  Travelers Insurance Company,
                                                  The Travelers Life and
                                                  Annuity Company, Citicorp
                                                  Life Insurance Company and
                                                  First Citicorp Life Insurance
                                                  Company; Director and
                                                  President (since 2005),
                                                  CitiStreet Funds Management
                                                  LLC; formerly, Senior Vice
                                                  President, Zenith Fund**.

Jeffrey P. Halperin 38  Interim          2005     Assistant Vice President
Metropolitan Life       Chief                     (since 2003), MetLife Group,
Insurance               Compliance                Inc.; Assistant Vice President
Company                 Officer                   (since 2002), MetLife; Chief
One MetLife Plaza                                 Compliance Officer (since
27-01 Queens                                      2005), CitiStreet Funds
Plaza                                             Management LLC.
North Long Island
City,
NY 11101

John F. Guthrie,    62  Senior Vice      2002     Manager and Senior Vice
Jr.                     President                 President, the Manager; Vice
MetLife Advisers,                                 President, MetLife; Vice
LLC                                               President (since 2003),
501 Boylston                                      MetLife Group, Inc.; Vice
Street                                            President, NELICO; Vice
Boston, MA                                        President (since 2005), Met
02116                                             Investors Advisory, LLC;
                                                  Vice President (since 2005),
                                                  CitiStreet Funds, Inc.; Vice
                                                  President (since 2005),
                                                  CitiStreet Funds Management
                                                  LLC; formerly, Senior Vice
                                                  President, Zenith Fund**.

                           CURRENT
                         POSITION(S)  POSITION(S)   PRINCIPAL OCCUPATIONS OVER
NAME AND ADDRESS    AGE   WITH FUND   HELD SINCE      PAST FIVE YEARS/ (1)/
----------------    --- ------------- ----------- ------------------------------
Alan C. Leland      54  Senior Vice      2005     Treasurer and Chief Financial
MetLife Advisers,       President                 Officer, the Manager; Vice
LLC                                               President (since 2004) and
501 Boylston Street                               Treasurer (since 2005), Met
Boston, MA 02116                                  Investors Advisory, LLC;
                                                  Vice President (since 2003),
                                                  MetLife Group, Inc.; Vice
                                                  President, MetLife; Senior
                                                  Vice President, NELICO;
                                                  President (since 2005),
                                                  CitiStreet Funds, Inc.;
                                                  Director and Vice President
                                                  (since 2005), CitiStreet Funds
                                                  Management, LLC; Assistant
                                                  Treasurer (since 2005),
                                                  Travelers Asset Management
                                                  International Company LLC
                                                  and Travelers Investment
                                                  Adviser, Inc.

Peter Duffy         50  Vice             2000     Senior Vice President, the
MetLife Advisers,       President and             Manager; Vice President
LLC                     Treasurer                 (since 2003), NELICO; Vice
501 Boylston Street                               President (since 2004),
Boston, MA 02116                                  MetLife; Vice President (since
                                                  2004), MetLife Group, Inc.;
                                                  Vice President (since 2005),
                                                  Travelers Asset Management
                                                  International Company LLC
                                                  and Travelers Investment
                                                  Adviser, Inc.; Treasurer and
                                                  Chief Financial Officer (since
                                                  2005), Travelers Series Trust;
                                                  Treasurer, Chief Financial
                                                  Officer and Chief Accounting
                                                  Officer (since 2005),
                                                  CitiStreet Funds, Inc.;
                                                  formerly, Vice President and
                                                  Treasurer, Zenith Fund**.

                             CURRENT
                           POSITION(S) POSITION(S)  PRINCIPAL OCCUPATIONS OVER
 NAME AND ADDRESS      AGE  WITH FUND  HELD SINCE     PAST FIVE YEARS/ (1)/
 ----------------      --- ----------- ----------- ----------------------------
 Thomas M. Lenz        47   Vice          2002     General Counsel and
 MetLife Advisers, LLC      President              Secretary, the Manager;
 501 Boylston Street        and                    Assistant General Counsel,
 Boston, MA 02116           Secretary              MetLife; Secretary and Chief
                                                   Legal Officer (since 2005),
                                                   CitiStreet Funds, Inc.;
                                                   formerly, Vice President and
                                                   Secretary, Zenith Fund**.

--------
** Following the sale of all of its assets to the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.
(1)Positions during the past five years with the Fund, MetLife, the Manager, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.

CERTAIN AFFILIATIONS


   The following table lists the positions held by the Fund's officers and any Director or Nominee who is an "interested person" of the Fund with affiliated persons or the principal underwriter of the Fund:



                                POSITIONS HELD WITH AFFILIATED PERSONS OR
NAME                                PRINCIPAL UNDERWRITER OF THE FUND
----                 ----------------------------------------------------------------
Hugh C. McHaffie     Senior Vice President, MetLife; Chair of the Board of
                     Managers, President and Chief Executive Officer, the Manager;
                     and Director and President, CitiStreet Funds Management LLC.

Jeffrey P. Halperin  Assistant Vice President, MetLife Group, Inc.; Assistant Vice
                     President, MetLife, and Chief Compliance Officer, CitiStreet
                     Funds Management LLC.

John F. Guthrie, Jr. Manager and Senior Vice President, the Manager; Vice
                     President, MetLife; Vice President, MetLife Group, Inc.; Vice
                     President, NELICO; Vice President, Met Investors Advisory,
                     LLC; Vice President, CitiStreet Funds, Inc.; and Vice President,
                     CitiStreet Funds Management LLC.

Alan C. Leland       Treasurer and Chief Financial Officer, the Manager; Vice
                     President and Treasurer, Met Investors Advisory, LLC; Vice
                     President, MetLife Group, Inc.; Vice President, MetLife; Senior
                     Vice President, NELICO; President, CitiStreet Funds, Inc;
                     Director and Vice President, CitiStreet Funds Management
                     LLC; and Assistant Treasurer, Travelers Asset Management
                     International Company LLC and Travelers Investment Adviser,
                     Inc.

                          POSITIONS HELD WITH AFFILIATED PERSONS OR
 NAME                         PRINCIPAL UNDERWRITER OF THE FUND
 ----           --------------------------------------------------------------

 Peter Duffy    Senior Vice President, the Manager; Vice President; NELICO;
                Vice President, MetLife; Vice President, MetLife Group, Inc.;
                Vice President, Travelers Asset Management International
                Company LLC and Travelers Investment Adviser, Inc.;
                Treasurer and Chief Financial Officer, Travelers Series Trust;
                and Treasurer, Chief Financial Officer and Chief Accounting
                Officer, CitiStreet Funds, Inc.

 Thomas M. Lenz General Counsel and Secretary, the Manager; Assistant General
                Counsel, MetLife; and Secretary and Chief Legal Officer,
                CitiStreet Funds, Inc.


OWNERSHIP OF SHARES

   See Appendix D for the number of shares of each Portfolio outstanding and entitled to vote on the relevant Proposals as of the Record Date.

   All of the shares of the Portfolios are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public.

BENEFICIAL OWNERSHIP


   The Insurance Companies have informed the Fund that there were no persons owning Contracts that would entitle them to instruct the Insurance Companies with respect to 5% or more of any class of the voting securities of any Portfolio as of the Record Date.

   The Fund has been informed that, as of the Record Date, with respect to each Portfolio, the Fund's officers and Directors, individually and as a group, owned less than 1% of the outstanding shares of such Portfolio.

   Because the Insurance Companies (directly or through certain funds-of-funds) own 100% of the shares of the Fund, certain Insurance Companies may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund. MetLife owns 62.72% of the Fund's shares and NELICO owns 14.79% of the Fund's shares.


ADDITIONAL INFORMATION ABOUT THE FUND

   You may obtain copies of the Fund's annual report for the fiscal year ended December 31, 2005 or ask any questions you may have regarding this Proxy

Statement without charge by calling (800) 638-7732 or by writing to the Secretary of the Fund at 501 Boylston Street, Boston, Massachusetts 02116.

REGULATORY AND LITIGATION MATTERS

   Regulatory bodies have contacted the Manager and certain other affiliates of MetLife and have requested information relating to market timing and late trading of mutual funds and variable annuity insurance products and, generally, the marketing of products. MetLife believes that many of these inquires are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. MetLife at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Life Insurance Company ("General American"). In May 2004, General American received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. MetLife is fully cooperating with regard to these information requests and investigations. MetLife has also advised the Fund's Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

V. INFORMATION ABOUT VOTING INSTRUCTIONS AND CONDUCT OF THE MEETING

SOLICITATION OF VOTING INSTRUCTIONS


   Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. The Fund has retained Computershare Fund Services, Inc. to aid in the solicitation of proxies (which is estimated to cost approximately $2,000,000). MetLife will bear the portion of costs of the Meeting (including solicitation costs) relating to Proposal II. The remaining portion of the costs of the Meeting will be borne by the Fund.


VOTING PROCESS

   The shares of the Portfolios are currently sold to the Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. As mentioned at the beginning of this Proxy Statement, most of the shares of the Portfolios are attributable to Contracts issued by the Insurance Companies. Other outstanding Portfolio shares are not attributable to Contracts, because such shares are (a) held in a separate account that is not registered as an investment company or (b) held in an Insurance Company's general account rather than in a separate account.

   Record owners of the shares of the Portfolios as of the Record Date will be entitled to vote and may cast one vote for each share held. A majority of the shares of the Portfolios outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Portfolios at the Meeting.

   In determining whether a quorum is present, the tellers (persons appointed by the Fund to receive, count and report all ballots cast at the Meeting) will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to each Proposal other than Proposal I, these shares will be counted as present, but not as voting in-favor of any such Proposal, thus these shares will have the same effect as if they cast votes against such Proposal. With respect to Proposal I, so long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of such Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Portfolios that are attributable to the Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of the Portfolios' shares held in the corresponding investment division of a separate account deemed attributable to each Contract Owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the relevant Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Portfolio.

   The Portfolios currently issue Class A shares, Class B shares and Class E shares, which, among other things, have different net asset values. Whether a Portfolio's Class A shares, Class B shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. Each
Class A, Class B and Class E share of a Portfolio has one vote. For purposes of determining the number of shares of a Portfolio for which a Contract Owner is entitled to give voting instructions, the

Insurance Companies use the per share net asset value for such class of such Portfolio's shares that are offered under the relevant Contract. Fractional votes will be counted. The number of shares for which a Contract Owner has a right to give voting instructions is determined as of the Record Date.


   Portfolio shares held in an investment division attributable to Contracts for which no timely instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of
(i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.


   If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

ADJOURNMENTS; OTHER BUSINESS

   With respect to each Portfolio, an adjournment of the Meeting requires the affirmative vote of a majority of the total number of shares of that Portfolio that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

   The Fund's Bylaws require an annual meeting of shareholders only in years in which the election of Directors is required to be acted upon by the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of the Portfolio or the Fund must be received by the Fund within a reasonable time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

                                                                     APPENDIX A

                        METROPOLITAN SERIES FUND, INC.

                         NOMINATING COMMITTEE CHARTER

1. The respective Nominating Committee (each, a "Committee") of each of the Metropolitan Series Fund, Inc. and Metropolitan Series Fund II (each, a "Fund") shall be composed entirely of directors/trustees ("Directors") of the relevant Fund who are not "interested persons" of such Fund for purposes of the Investment Company Act of 1940, as amended ("Independent Directors"). Each Committee's overall role is to assist its Fund's Board of Directors/Trustees (a "Board") with the selection of Independent Director candidates as follows.

2. The specific purpose of each Committee is to evaluate the qualifications of its Fund's candidates for Independent Director positions and to make recommendations to the Independent Directors with respect to nominations for Independent Director membership on its Fund's Board. Each Committee shall consider Independent Director candidates in connection with Board vacancies and newly created Board positions.

3. Each Committee shall require that Independent Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the relevant Fund's Board, (ii) relevant industry and related experience,
   (iii) educational background, (iv) ability, judgment and expertise and
   (v) overall diversity of the relevant Board's composition.

4. In identifying potential nominees for its Fund's Board, each Committee may consider candidates recommended by the following sources: (i) its Fund's current Directors; (ii) its Fund's officers; (iii) its Fund's investment adviser, subadvisers or principal underwriters; (iv) in the case of Metropolitan Series Fund, Inc., owners of variable life insurance and variable annuity contracts ("Contract Owners") issued by SEC-registered separate accounts of Metropolitan Life Insurance Company or its affiliated insurance companies (the "Insurance Companies") that invest in such Fund (see below); (v) in the case of Metropolitan Series Fund II, shareholders ("Shareholders") of such Fund (see below); and (vi) any other source such Committee deems to be appropriate. Each Committee may, but is not required to, retain a third party search firm or other consultant or adviser at the relevant Fund's expense to identify or assist in the evaluation of potential candidates.

5. Each Committee will consider and evaluate nominee candidates properly submitted by Contract Owners and Shareholders as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by each Committee, sets forth procedures that must be followed by Contract Owners and Shareholders to properly submit a nominee candidate to the relevant Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by such Committee).

6. Each Committee will recommend to its Fund's Independent Directors candidates to serve as Independent Directors on such Board.

7. To carry out its purposes, each Committee shall:

    (a)hold scheduled meetings when the Committee or its Fund's Board determines necessary or appropriate in accordance with such Fund's Bylaws;

    (b)submit minutes of Committee meetings to its respective Board; and

8. Each Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

9. Each Fund's Board may designate one member of its respective Committee to serve as Chair of such Committee. Each Committee may make recommendations to its Fund's full Board regarding the designation of Committee Chair.

Adopted: August 4, 2004

           PROCEDURES BY WHICH CONTRACT OWNERS AND SHAREHOLDERS MAY
               COMMUNICATE WITH THE BOARD OF DIRECTORS/TRUSTEES

                            (As of August 4, 2004)

   A Contract Owner of Metropolitan Series Fund, Inc. or a Shareholder of Metropolitan Series Fund II must follow the following procedures in order to submit properly a nominee recommendation for the consideration of such Fund's Nominating Committee.

    1. The Contract Owner or Shareholder must submit any such recommendation (each, a "Recommendation," and, collectively, the "Recommendations") in writing to the Fund, to the attention of the Secretary of the Fund ("Secretary"), at the address of the principal executive offices of the Fund. Once each quarter, if any Recommendations have been received by the Secretary during the quarter, the Secretary will inform the relevant Committee of the new Recommendations. Because the Funds do not hold annual or other regular meetings of shareholders for the purpose of electing Directors, each Committee will accept Recommendations on a continuous basis.

    2. All Recommendations properly submitted to the Fund will be held by the Secretary until such time as the Committee convenes to consider Independent Director candidates to fill Board vacancies or newly created Board positions (an "Independent Director Consideration Meeting") or the Committee instructs the Secretary to discard a Recommendation following an Independent Director Consideration Meeting or an Interim Evaluation (as defined below), PROVIDED, HOWEVER, that in no event shall the Secretary hold any Recommendation for longer than three (3) years.

    3. At an Independent Director Consideration Meeting, the Committee will consider each Recommendation then held by the Secretary. Following an Independent Director Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Recommendations currently held by the Secretary.

    4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Recommendations will be considered at the next Independent Director Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Recommendations currently held by the Secretary.

    5. The Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the Contract Owner or Shareholder (the "candidate"); (B) in the case of Metropolitan Series Fund II, the number of shares, if any, of each Portfolio (and class) of such Fund owned of record or beneficially by the candidate, as reported to such Shareholder by the candidate; (C) in the case of Metropolitan Series Fund, Inc., the number of units that relate to shares of each Portfolio (and class) of such Fund attributable to any annuity or life insurance contract of the candidate, as reported to such Contract Owner by the candidate; (D) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),
       (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (E) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (F) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an

       "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) in the case of Metropolitan Series Fund II, the name of the recommending Shareholder as it appears on such Fund's books, or, in the case of Metropolitan Series Fund, Inc., the name of the recommending Contract Owner as it appears on the books of the relevant Insurance Company separate account; (iv) in the case of Metropolitan Series Fund II, the number of shares of each Portfolio (and class) of such Fund owned beneficially and of record by the recommending Shareholder; (v) in the case of Metropolitan Series Fund, Inc., the number of units that relate to shares of each Portfolio (and class) of such Fund attributable to any annuity or life insurance contract of such recommending Contract Owner; and (vi) a description of all arrangements or understandings between the recommending Shareholder or Contract Owner and the candidate and any other person or persons (including their names) pursuant to which the Recommendation is being made by the recommending Shareholder or Contract Owner. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

                                                                     APPENDIX B

                          FORM OF ADVISORY AGREEMENT

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
                         (MFS TOTAL RETURN PORTFOLIO)

   AMENDMENT made this 1st day of May, 2006 to the Advisory Agreement dated the 1st day of May, 2003 (the "Agreement"), by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund"), with respect to its MFS Total Return Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

   Pursuant to Paragraph 11 of the Agreement, the compensation of the Manager referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

   7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.60% of the first $250 million of the Portfolio's average daily net assets, 0.55% on the next $500 million of such assets and 0.50% of such assets in excess of $750 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

2. ADVISORY AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

   This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC., METLIFE ADVISERS, LLC on behalf of its
MFS Total Return Portfolio

By:                             By:
       ---------------------        ---------------------
       John F. Guthrie, Jr.         John F. Guthrie, Jr.
       Senior Vice President        Senior Vice President

                              ADVISORY AGREEMENT
                         (MFS TOTAL RETURN PORTFOLIO)

   AGREEMENT entered into on the 1st day of May, 2003 by and between METROPOLITAN SERIES FUND, INC., a Maryland corporation (the "Fund"), with respect to its MFS Total Return Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

   WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

   NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

   1.(a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

   (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

   c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

   2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

      (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

      (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

      (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

   3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

      (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

      (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

      (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

      (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

      (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

   4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

      (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

      (b) any of the costs of preparing, printing and distributing sales literature;

      (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

      (d) registration, filing and other fees in connection with requirements of regulatory authorities;

      (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

      (f) charges and expenses of independent accountants retained by the Fund;

      (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

      (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

      (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

      (j) any cost of certificates representing shares of the Fund;

      (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

      (l) expenses of meetings of shareholders and directors of the Fund; and

      (m) interest, including interest on borrowings by the Fund.

   5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

   6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any

Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

   7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of .50% of average net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

   8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

   9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

   10. This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually
   (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

      (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

      (c) this Agreement shall automatically terminate in the event of its assignment;

      (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

   Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

   11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

   12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

   13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC., METLIFE ADVISERS, LLC on behalf of its
MFS Total Return Portfolio

By:                             By:
       ---------------------        ---------------------
       John F. Guthrie, Jr.         John F. Guthrie, Jr.
       Senior Vice President        Senior Vice President

                                                                     APPENDIX C

      CURRENT AND PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS


   Set out in the left hand column of the table below are the current fundamental investment restrictions for each Met Series Fund Portfolio that are proposed to be changed or eliminated as described in this Proxy Statement. The right hand column sets out the proposed changes to the fundamental investment restrictions. The Portfolio listing below will help you more easily find in the Appendix the changes proposed for your Met Series Fund Portfolio.


                 PORTFOLIO                            PAGE NO.
                 ---------                            --------
                 BlackRock Aggressive Growth.........   C-2
                 BlackRock Diversified...............   C-10
                 BlackRock Investment Trust..........   C-2
                 BlackRock Large Cap Value...........   C-6
                 BlackRock Strategic Value...........   C-6
                 FI International Stock..............   C-14
                 FI Mid Cap Opportunities............   C-18
                 Franklin Templeton Small Cap Growth.   C-22
                 Harris Oakmark Large Cap Value......   C-26
                 Lehman Brothers Aggregate Bond Index   C-30
                 MetLife Mid Cap Stock Index.........   C-50
                 MetLife Stock Index.................   C-34
                 Morgan Stanley EAFE Index...........   C-38
                 Neuberger Berman Mid Cap Value......   C-42
                 Oppenheimer Global Equity...........   C-45
                 Russell 2000 Index..................   C-50
                 T. Rowe Price Large Cap Growth......   C-54
                 T. Rowe Price Small Cap Growth......   C-58

BLACKROCK AGGRESSIVE GROWTH AND BLACKROCK INVESTMENT TRUST


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of 20%
 of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries. For purposes of
 the application of this restriction,
 companies engaged in the business of
 financing may be classified according
 to the industries of their parent or
 sponsor companies, or industries that
 otherwise most affect the financing
 companies.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 10% of total assets in foreign
 securities (including investments
 through European Depositary Receipts
 ("EDRs") and International Depositary
 Receipts ("IDRs"), but excluding
 investments through American
 Depositary Receipts ("ADRs")) except
 that 25% of total assets may be
 invested in securities issued,
 assumed, or guaranteed by foreign
 governments or their political
 subdivisions or instrumentalities;
 assumed or guaranteed by domestic
 issuers; or issued, assumed, or
 guaranteed by foreign issuers with a
 class of securities listed on NYSE.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy); and
 (iii) sell covered call options on
 and purchase put and call options
 contracts on futures contracts (on
 recognized futures exchanges) of the
 type and for the same reasons the
 Portfolio is permitted to enter
 futures contracts (other than the
 requirement that the Portfolio be
 permitted to enter into futures
 contracts, this policy in (iii) is
 non-fundamental). The policies in
 (i) and (iii) above are permitted
 only if either (a) the sum of the
 initial margin for futures and
 options sold on futures, plus
 premiums paid for unexpired options
 on futures, does not exceed 5% of
 total assets or (b) the aggregate
 notional value of positions in
 futures and options on futures does
 not exceed the liquidation value of
 the Portfolio's assets (excluding "in
 the money" and "bona fide hedging" as
 defined by the Commodity Futures
 Trading Commission (the "CFTC")). The
 policies in (ii) above are permitted
 so long as the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

BLACKROCK STRATEGIC VALUE AND BLACKROCK LARGE CAP VALUE


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into; provided that the Portfolio may
 (i) sell covered put options on
 securities and stock indices to earn

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 additional income, as a hedge against
 or to minimize anticipated loss in
 value; and (ii) sell covered put
 options on currencies as a hedge
 against anticipated declines in
 currency exchange rates in which
 securities are held or to be
 purchased or to earn additional
 income.

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 % of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate by industries according to type (e.g., domestic

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 crude oil and gas producers, domestic  domestic banks and U.S. branches of
 integrated oil companies,              foreign banks) if, as a result of
 international oil companies, and oil   such purchase, more than 25% of the
 service companies will each be deemed  total assets of the Portfolio (as of
 a separate industry); and              the time of investment) would be
 (c) savings, loan associations, and    invested in any one industry, except
 finance companies will be considered   to the extent permitted by applicable
 separate industries. For these         law, regulation or order.
 purposes, money market instruments
 issued by a foreign branch of a
 domestic bank will not be deemed to
 be an investment in a domestic bank.
 The Fund will disclose when more than
 25% of these above-mentioned
 Portfolios' total assets are invested
 in four oil related industries. For
 purposes of the application of this
 restriction, companies engaged in the
 business of financing may be
 classified according to the
 industries of their parent or sponsor
 companies, or industries that
 otherwise most affect the financing
 companies.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities;
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy);
 (iii) purchase and sell currency
 futures contracts (on recognized
 futures exchanges) as a hedge or to
 adjust exposure to the currency
 market (the recognized exchange
 requirement and limitation as to
 purpose are

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 non-fundamental policies); (iv) sell
 covered call options on and purchase
 put and call options contracts on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iv) is non-fundamental); and
 (v) sell covered put options on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter into futures
 contracts. The policies in (i) and
 (iv) above are permitted only if
 either (a) the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures, does
 not exceed 5% of total assets or
 (b) the aggregate notional value of
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading Commission
 (the "CFTC")). The policies in (ii),
 (iii) and (v) above are permitted so
 long as the sum of the initial margin
 for futures and options sold on
 futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

BLACKROCK DIVERSIFIED


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of 20%
 of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries. For purposes of
 the application of this restriction,
 companies engaged in the business of
 financing may be classified according
 to the industries of their parent or
 sponsor companies, or industries that
 otherwise most affect the financing
 companies. Also, the 25% limitation
 above shall not apply to the
 Portfolio's (a) money market
 securities, securities issued or
 guaranteed by the U.S. government,
 its agencies or instrumentalities and
 (b) bank issued debt securities.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 10% of total assets in foreign
 securities (including investments
 through European Depositary Receipts
 ("EDRs") and International Depositary
 Receipts ("IDRs"), but excluding
 investments through American
 Depositary Receipts ("ADRs")) except
 that 25% of total assets may be
 invested in securities issued,
 assumed, or guaranteed by foreign
 governments or their political
 subdivisions or instrumentalities;
 assumed or guaranteed by domestic
 issuers; or issued, assumed, or
 guaranteed by foreign issuers with a
 class of securities listed on NYSE.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt                     options and may enter

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 securities and indices of debt         into swap agreements, foreign
 securities as a hedge against or to    exchange contracts and other
 minimize adverse principal             financial transactions not requiring
 fluctuations resulting from            the delivery of physical commodities;
 anticipated interest rate changes or
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy); and
 (iii) sell covered call options on
 and purchase put and call options
 contracts on futures contracts (on
 recognized futures exchanges) of the
 type and for the same reasons the
 Portfolio is permitted to enter
 futures contracts (other than the
 requirement that the Portfolio be
 permitted to enter into futures
 contracts, this policy in (iii) is
 non-fundamental). The policies in
 (i) and (iii) above are permitted
 only if either (a) the sum of the
 initial margin for futures and
 options sold on futures, plus
 premiums paid for unexpired options
 on futures, does not exceed 5% of
 total assets or (b) the aggregate
 notional value of positions in
 futures and options on futures does
 not exceed the liquidation value of
 the Portfolio's assets (excluding "in
 the money" and "bona fide hedging" as
 defined by the Commodity Futures
 Trading Commission (the "CFTC")). The
 policies in (ii) above are permitted
 so long as the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

FI INTERNATIONAL STOCK



         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into; provided that the Portfolio may
 (i) sell covered put options

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 on securities and stock indices to
 earn additional income, as a hedge
 against or to minimize anticipated
 loss in value; and (ii) sell covered
 put options on currencies as a hedge
 against anticipated declines in
 currency exchange rates in which
 securities are held or to be
 purchased or to earn additional
 income.

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of 20%
 of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate by industries according to type (e.g., domestic

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 crude oil and gas producers, domestic  domestic banks and U.S. branches of
 integrated oil companies,              foreign banks) if, as a result of
 international oil companies, and oil   such purchase, more than 25% of the
 service companies will each be deemed  total assets of the Portfolio (as of
 a separate industry); and              the time of investment) would be
 (c) savings, loan associations, and    invested in any one industry, except
 finance companies will be considered   to the extent permitted by applicable
 separate industries. For these         law, regulation or order.
 purposes, money market instruments
 issued by a foreign branch of a
 domestic bank will not be deemed to
 be an investment in a domestic bank.
 The Fund will disclose when more than
 25% of these above-mentioned
 Portfolios' total assets are invested
 in four oil related industries.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy);
 (iii) purchase and sell currency
 futures contracts (on recognized
 futures exchanges) as a hedge or to
 adjust exposure to the currency
 market (the recognized exchange
 requirement and limitation as to
 purpose are non-fundamental
 policies); (iv) sell covered call
 options on and purchase put and call
 options contracts on futures
 contracts (on recognized futures
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 futures contracts (other than the
 requirement that the Portfolio be
 permitted to enter into futures
 contracts, this policy in (iv) is
 non-fundamental); and (v) sell
 covered put options on futures
 contracts (on recognized futures
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter into futures
 contracts. The policies in (i) and
 (iv) above are permitted only if
 either (a) the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures, does
 not exceed 5% of total assets or
 (b) the aggregate notional value of
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading Commission
 (the "CFTC")). The policies in (ii),
 (iii) and (v) above are permitted so
 long as the sum of the initial margin
 for futures and options sold on
 futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

FI MID CAP OPPORTUNITIES



         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into; provided that the Portfolio may
 (i) sell covered put options

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 on securities and stock indices to
 earn additional income, as a hedge
 against or to minimize anticipated
 loss in value; and (ii) sell covered
 put options on currencies as a hedge
 against anticipated declines in
 currency exchange rates in which
 securities are held or to be
 purchased or to earn additional
 income.

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of 25%
 of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate by industries according to type (e.g., domestic

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 crude oil and gas producers, domestic  domestic banks and U.S. branches of
 integrated oil companies,              foreign banks) if, as a result of
 international oil companies, and oil   such purchase, more than 25% of the
 service companies will each be deemed  total assets of the Portfolio (as of
 a separate industry); and              the time of investment) would be
 (c) savings, loan associations, and    invested in any one industry, except
 finance companies will be considered   to the extent permitted by applicable
 separate industries. For these         law, regulation or order.
 purposes, money market instruments
 issued by a foreign branch of a
 domestic bank will not be deemed to
 be an investment in a domestic bank.
 The Fund will disclose when more than
 25% of these above-mentioned
 Portfolios' total assets are invested
 in four oil related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 30% of total assets in foreign
 securities (including investments
 through European Depositary Receipts
 ("EDRs") and International Depositary
 Receipts ("IDRs"), but excluding
 investments through American
 Depositary Receipts ("ADRs"))
 denominated in a foreign currency and
 not publicly traded in the U.S.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy);

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 (iii) purchase and sell currency
 futures contracts (on recognized
 futures exchanges) as a hedge or to
 adjust exposure to the currency
 market (the recognized exchange
 requirement and limitation as to
 purpose are non-fundamental
 policies); (iv) sell covered call
 options on and purchase put and call
 options contracts on futures
 contracts (on recognized futures
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iv) is non-fundamental); and
 (v) sell covered put options on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter into futures
 contracts. The policies in (i) and
 (iv) above are permitted only if
 either (a) the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures, does
 not exceed 5% of total assets or
 (b) the aggregate notional value of
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading Commission
 (the "CFTC")). The policies in (ii),
 (iii) and (v) above are permitted so
 long as the sum of the initial margin
 for futures and options sold on
 futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

FRANKLIN TEMPLETON SMALL CAP GROWTH


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. Sell put options other than
 to close out option positions
 previously entered into; provided
 that the Portfolio may sell covered
 put options on securities and stock
 indices to earn additional income, as
 a hedge against or to minimize
 anticipated loss in value.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of 20%
 of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 25% of total assets in foreign
 securities (including investments
 through European Depositary Receipts
 ("EDRs") and International Depositary
 Receipts ("IDRs"), but excluding
 investments through American
 Depositary Receipts ("ADRs")).

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy);
 (iii) purchase and sell currency
 futures contracts (on recognized
 futures exchanges) as a hedge or to
 adjust exposure to the currency
 market (the recognized exchange
 requirement and limitation as to
 purpose are non-fundamental
 policies); (iv) sell covered call
 options on and purchase put and call
 options contracts on futures
 contracts (on recognized futures

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iv) is non-fundamental); and
 (v) sell covered put options on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter into futures
 contracts. The policies in (i) and
 (iv) above are permitted only if
 either (a) the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures, does
 not exceed 5% of total assets or
 (b) the aggregate notional value of
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading Commission
 (the "CFTC")). The policies in (ii),
 (iii) and (v) above are permitted so
 long as the sum of the initial margin
 for futures and options sold on
 futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

HARRIS OAKMARK LARGE CAP VALUE



         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3 % of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 25% of total assets in foreign
 securities (including investments
 through European
 Depositary Receipts ("EDRs") and
 International Depositary Receipts
 ("IDRs"), but excluding investments
 through American Depositary Receipts
 ("ADRs")).

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not Invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; and (ii) sell covered call
 options on and purchase put and call
 options contracts on futures
 contracts (on recognized futures
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (ii) is non-fundamental). The
 policies in (i) and (ii) above are
 permitted only if either (a) the sum
 of the initial margin for futures and
 options sold on futures, plus
 premiums paid for unexpired options
 on futures, does not exceed 5% of
 total assets or (b) the aggregate
 notional value of

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading
 Commission). The Portfolio's policy
 to not purchase and sell futures
 contracts (on recognized futures
 exchanges) on equity securities or
 stock indices as a hedge or to
 enhance return is a non-fundamental
 policy.

LEHMAN BROTHERS AGGREGATE BOND INDEX


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3 % of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries. For purposes of
 application of this restriction,
 companies engaged in the business of
 financing may be classified according
 to the industries of their parent or
 sponsor companies, or industries that
 otherwise most affect the financing
 companies.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not Invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; and (ii) sell covered call
 options on and purchase put and call
 options contracts on futures
 contracts (on recognized futures
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (ii) is non-fundamental). The
 policies in (i) and (ii) above are
 permitted only if either (a) the sum
 of the initial margin for futures and
 options sold on futures, plus
 premiums paid for unexpired options
 on futures, does not exceed 5% of
 total assets or (b) the aggregate
 notional value of positions in
 futures and options on futures does
 not exceed the liquidation value of
 the Portfolio's assets (excluding "in
 the money" and "bona fide hedging" as

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 defined by the Commodity Futures
 Trading Commission). The Portfolio's
 policy to not purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return is a
 non-fundamental policy.

METLIFE STOCK INDEX


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio will not      order.
 lend portfolio securities in excess
 of 20% of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 10% of total assets in foreign
 securities (including investments
 through European Depositary Receipts
 ("EDRs") and International Depositary
 Receipts ("IDRs"), but excluding
 investments through American
 Depositary Receipts ("ADRs")) except
 25% of total assets may be invested
 in securities issued, assumed, or
 guaranteed by foreign governments or
 their political subdivisions or
 instrumentalities; assumed or
 guaranteed by domestic issuers; or
 issued, assumed, or guaranteed by
 foreign issuers with a class of
 securities listed on NYSE.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy); and
 (iii) sell covered call options on
 and purchase put and call options
 contracts on futures contracts (on
 recognized futures

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iii) is non-fundamental). The
 policies in (i) and (iii) above are
 permitted only if either (a) the sum
 of the initial margin for futures and
 options sold on futures, plus
 premiums paid for unexpired options
 on futures, does not exceed 5% of
 total assets or (b) the aggregate
 notional value of positions in
 futures and options on futures does
 not exceed the liquidation value of
 the Portfolio's assets (excluding "in
 the money" and "bona fide hedging" as
 defined by the Commodity Futures
 Trading Commission (the "CFTC")). The
 policies in (ii) above are permitted
 so long as the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

MORGAN STANLEY EAFE INDEX


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3% of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy); and
 (iii) sell covered call options on
 and purchase put and call options
 contracts on futures contracts (on
 recognized futures exchanges) of the
 type and for the same reasons the
 Portfolio is permitted to enter
 futures contracts (other than the
 requirement that the Portfolio be
 permitted to enter into futures
 contracts, this policy in (iii) is
 non-fundamental). The policies in
 (i) and (iii) above are permitted
 only if either (a) the sum of the
 initial margin for futures and
 options sold on futures, plus
 premiums paid for unexpired options
 on futures, does not exceed 5% of
 total assets or (b) the aggregate
 notional value of positions in
 futures and options on futures does
 not exceed the liquidation value of
 the Portfolio's assets (excluding "in
 the money" and "bona fide hedging" as
 defined by the Commodity Futures

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 Trading Commission (the "CFTC")). The
 policies in (ii) above are permitted
 so long as the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

NEUBERGER BERMAN MID CAP VALUE


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3 % of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 10% of total assets in foreign
 securities (including investments
 through European Depositary Receipts
 ("EDRs") and International Depositary
 Receipts ("IDRs"), but excluding
 investments through American
 Depositary Receipts ("ADRs")).

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts.    sell commodities or commodity
 The Portfolio's policy to not          contracts, except that, consistent
 purchase and sell futures contracts    with its investment policies, the
 (on recognized futures exchanges) on   Portfolio may purchase and sell
 equity securities or stock indices as  financial futures contracts and
 a hedge or to enhance return is a      options and may enter into swap
 non-fundamental policy.                agreements, foreign exchange
                                        contracts and other financial
                                        transactions not requiring the
                                        delivery of physical commodities.

OPPENHEIMER GLOBAL EQUITY


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not borrow money to  The Portfolio may not borrow money,
 purchase securities or purchase        except to the extent permitted by
 securities on margin. The Portfolio    applicable law, regulation or order.
 may not (i) borrow money in excess of
 33 % of total assets for
 extraordinary or emergency purposes
 (e.g., to honor redemption requests
 which might otherwise require the
 sale of securities at an inopportune
 time), provided that if these
 obligations with reverse repurchase
 agreements do not exceed 5% of total
 assets, no additional securities will
 be purchased for the Portfolio; or
 (ii) borrow in the form of short-term
 credits necessary to clear Portfolio
 transactions or enter into reverse
 repurchase agreements with banks,
 together with amounts borrowed for
 extraordinary or emergency purposes,
 more than 1/3 of the amount by which
 total assets exceed total liabilities
 (excluding the liabilities
 represented by such obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into; provided that the Portfolio may
 (i) sell covered put options on
 securities and stock indices to earn
 additional income, as a hedge against
 or to minimize anticipated loss in
 value; and (ii) sell covered put
 options on currencies as a hedge
 against anticipated declines in
 currency exchange rates in which
 securities are held or to be
 purchased or to earn additional
 income. The Portfolio may not commit
 more than 5% of the Portfolio's
 assets to transactions in options,
 futures or other "derivative"
 instruments that are intended for any
 purpose other than to protect against
 changes in market values of
 investments the Portfolio owns or
 intends to acquire, to facilitate the
 sale or disposition of investments
 for the Portfolio, or to adjust the
 effective duration or maturity of
 fixed income instruments owned by the
 Portfolio.

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3 % of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate                  policies, the Portfolio

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 mortgage loans, provided that the      may purchase securities of issuers
 limit shall not restrict investments   which deal in real estate, securities
 in exchange-traded real estate         which are secured by interests in
 investment trusts and shares of other  real estate, and securities which
 real estate companies.                 represent interests in real estate,
                                        and it may acquire and dispose of
                                        real estate or interests in real
                                        estate acquired through the exercise
                                        of its rights as a holder of debt
                                        obligations secured by real estate or
                                        interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign branch of a
 domestic bank will not be deemed to
 be an investment in a domestic bank.
 The Fund will disclose when more than
 25% of these above-mentioned
 Portfolios' total assets are invested
 in four oil related industries.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy);
 (iii) purchase and sell currency
 futures contracts (on recognized
 futures exchanges) as a hedge or to
 adjust exposure to the currency
 market (the recognized exchange
 requirement and limitation as to
 purpose are non-fundamental
 policies); (iv) sell covered call
 options on and purchase put and call
 options contracts on futures
 contracts (on recognized futures
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iv) is non-fundamental); and
 (v) sell covered put options on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter into futures
 contracts. The policies in (i) and
 (iv) above are permitted only if
 either (a) the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures, does
 not exceed 5% of total assets or
 (b) the aggregate notional value of
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading Commission
 (the "CFTC")). The policies in (ii),
 (iii) and (v) above are permitted so
 long as the sum of the initial margin
 for futures and options sold on

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

RUSSELL 2000 INDEX AND METLIFE MID CAP STOCK INDEX


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 options positions previously entered
 into.

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3 % of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate  by domestic banks and U.S. branches
 industries according to type (e.g.,    of foreign banks) if, as a result of
 domestic crude oil and gas producers,  such purchase, more than 25% of the
 domestic integrated oil companies,     total assets of the Portfolio (as of
 international oil companies, and oil   the time of investment) would be
 service companies will each be deemed  invested in any one industry, except
 a separate industry); and              to the extent permitted by applicable
 (c) savings, loan associations, and    law, regulation or order.
 finance companies will be considered
 separate industries. For these
 purposes, money market instruments
 issued by a foreign

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 branch of a domestic bank will not be
 deemed to be an investment in a
 domestic bank. The Fund will disclose
 when more than 25% of these
 above-mentioned Portfolios' total
 assets are invested in four oil
 related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 10% of total assets in foreign
 securities (including investments
 through European Depositary Receipts
 ("EDRs") and International Depositary
 Receipts ("IDRs"), but excluding
 investments through American
 Depositary Receipts ("ADRs")) except
 that 25% of total assets may be
 invested in securities issued,
 assumed, or guaranteed by foreign
 governments or their political
 subdivisions or instrumentalities;
 assumed or guaranteed by domestic
 issuers; or issued, assumed, or
 guaranteed by foreign issuers with a
 class of securities listed on NYSE.

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy); and
 (iii) sell covered call options on
 and purchase put and call options
 contracts on futures contracts (on
 recognized futures

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 exchanges) of the type and for the
 same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iii) is non-fundamental). The
 policies in (i) and (iii) above are
 permitted only if either (a) the sum
 of the initial margin for futures and
 options sold on futures, plus
 premiums paid for unexpired options
 on futures, does not exceed 5% of
 total assets or (b) the aggregate
 notional value of positions in
 futures and options on futures does
 not exceed the liquidation value of
 the Portfolio's assets (excluding "in
 the money" and "bona fide hedging" as
 defined by the Commodity Futures
 Trading Commission (the "CFTC")). The
 policies in (ii) above are permitted
 so long as the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

T. ROWE PRICE LARGE CAP GROWTH


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into; provided that the Portfolio may
 (i) sell covered put options on
 securities and stock indices to earn

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 additional income, as a hedge against
 or to minimize anticipated loss in
 value; and (ii) sell covered put
 options on currencies as a hedge
 against anticipated declines in
 currency exchange rates in which
 securities are held or to be
 purchased or to earn additional
 income.

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3 % of total assets.

 REAL ESTATE:                           REAL ESTATE:

 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate by industries according to type (e.g., domestic

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 crude oil and gas producers, domestic  domestic banks and U.S. branches of
 integrated oil companies,              foreign banks) if, as a result of
 international oil companies, and oil   such purchase, more than 25% of the
 service companies will each be deemed  total assets of the Portfolio (as of
 a separate industry); and              the time of investment) would be
 (c) savings, loan associations, and    invested in any one industry, except
 finance companies will be considered   to the extent permitted by applicable
 separate industries. For these         law, regulation or order.
 purposes, money market instruments
 issued by a foreign branch of a
 domestic bank will not be deemed to
 be an investment in a domestic bank.
 The Fund will disclose when more than
 25% of these above-mentioned
 Portfolios' total assets are invested
 in four oil related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 30% (excluding reserves) of
 total assets in foreign securities
 (including investments through
 European Depositary Receipts ("EDRs")
 and International Depositary Receipts
 ("IDRs"), but excluding investments
 through American Depositary Receipts
 ("ADRs").

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy);
 (iii) purchase and sell currency
 futures contracts (on recognized
 futures

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 exchanges) as a hedge or to adjust
 exposure to the currency market (the
 recognized exchange requirement and
 limitation as to purpose are
 non-fundamental policies); (iv) sell
 covered call options on and purchase
 put and call options contracts on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iv) is non-fundamental); and
 (v) sell covered put options on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter into futures
 contracts. The policies in (i) and
 (iv) above are permitted only if
 either (a) the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures, does
 not exceed 5% of total assets or
 (b) the aggregate notional value of
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading Commission
 (the "CFTC")). The policies in (ii),
 (iii) and (v) above are permitted so
 long as the sum of the initial margin
 for futures and options sold on
 futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

T. ROWE PRICE SMALL CAP GROWTH


         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 BORROWING:                             BORROWING:

 The Portfolio may not (a) borrow       The Portfolio may not borrow money,
 money to purchase securities or        except to the extent permitted by
 purchase securities on margin;         applicable law, regulation or order.
 (b) borrow money more than 5% of
 total assets for extraordinary or
 emergency purposes (e.g., to honor
 redemption requests which might
 otherwise require the sale of
 securities at an inopportune time);
 or (c) borrow in the form of
 short-term credits necessary to clear
 Portfolio transactions or to enter
 into reverse repurchase agreements
 with banks, together with amounts
 borrowed for extraordinary or
 emergency purposes, more than 1/3 of
 the amount by which total assets
 exceed total liabilities (excluding
 the liabilities represented by such
 obligations).

 UNDERWRITING:                          UNDERWRITING:

 The Portfolio may not engage in the    The Portfolio may not underwrite
 underwriting of securities of other    securities issued by other persons
 issuers except to the extent that in   except to the extent that, in
 selling portfolio securities it may    connection with the disposition of
 be deemed to be a "statutory"          its portfolio investments, it may be
 underwriter for purposes of the        deemed to be an underwriter under
 Securities Act of 1933.                certain federal securities laws.

 ISSUANCE OF SENIOR SECURITIES:         ISSUANCE OF SENIOR SECURITIES:

 The Portfolio may not issue senior     The Portfolio may not issue any
 securities.                            senior securities except to the
                                        extent permitted by applicable law,
                                        regulation or order.

 OPTIONS:                               OPTIONS:

 The Portfolio may not sell call        Eliminate.
 options which are not covered
 options. The Portfolio may not sell
 put options other than to close out
 option positions previously entered
 into; provided that the Portfolio may
 (i) sell covered put options on
 securities and stock indices to earn

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 additional income, as a hedge against
 or to minimize anticipated loss in
 value; and (ii) sell covered put
 options on currencies as a hedge
 against anticipated declines in
 currency exchange rates in which
 securities are held or to be
 purchased or to earn additional
 income.

 LOANS:                                 LOANS:

 The Portfolio may not make loans but   The Portfolio may not make loans,
 this shall not prohibit a Portfolio    except by purchasing debt obligations
 from entering into repurchase          in which the Portfolio may invest
 agreements or purchasing bonds,        consistent with its investment
 notes, debentures or other             policies, by entering into repurchase
 obligations of a character             agreements, by lending its portfolio
 customarily purchased by               securities, or as otherwise permitted
 institutional or individual            by applicable law, regulation or
 investors. The Portfolio may not lend  order.
 portfolio securities in excess of
 33 1/3 % of total assets.

 REAL ESTATE:                           REAL ESTATE:
 The Portfolio may not invest more      The Portfolio may not purchase or
 than 10% of total assets (including    sell real estate, except that,
 REITs) in real estate interests,       consistent with its investment
 including real estate mortgage loans,  policies, the Portfolio may purchase
 provided that the limit shall not      securities of issuers which deal in
 restrict investments in                real estate, securities which are
 exchange-traded real estate            secured by interests in real estate,
 investment trusts and shares of other  and securities which represent
 real estate companies.                 interests in real estate, and it may
                                        acquire and dispose of real estate or
                                        interests in real estate acquired
                                        through the exercise of its rights as
                                        a holder of debt obligations secured
                                        by real estate or interests therein.

 INDUSTRY CONCENTRATION:                INDUSTRY CONCENTRATION:

 The Portfolio may not invest more      The Portfolio may not purchase
 than 25% of total assets in            securities (other than (i) securities
 securities issued by companies         issued or guaranteed by the U.S.
 primarily engaged in any one           government, its agencies or
 industry; provided that:               instrumentalities and (ii) securities
 (a) utilities will be considered       of a registered investment company,
 separate industries according to type  and (iii) in the case of BlackRock
 of service; (b) oil and oil related    Money Market, bank instruments issued
 companies will be considered separate by domestic banks and U.S. branches of industries according to type (e.g., domestic crude oil and gas producers, domestic

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 integrated oil companies,              foreign banks) if, as a result of
 international oil companies, and oil   such purchase, more than 25% of the
 service companies will each be deemed  total assets of the Portfolio (as of
 a separate industry); and              the time of investment) would be
 (c) savings, loan associations, and    invested in any one industry, except
 finance companies will be considered   to the extent permitted by applicable
 separate industries. For these         law, regulation or order.
 purposes, money market instruments
 issued by a foreign branch of a
 domestic bank will not be deemed to
 be an investment in a domestic bank.
 The Fund will disclose when more than
 25% of these above-mentioned
 Portfolios' total assets are invested
 in four oil related industries.

 FOREIGN SECURITIES:                    FOREIGN SECURITIES:

 The Portfolio may not invest more      Eliminate.
 than 20% (excluding reserves) of
 total assets in foreign securities
 (including investments through
 European Depositary Receipts ("EDRs")
 and International Depositary Receipts
 ("IDRs"), but excluding investments
 through American Depositary Receipts
 ("ADRs")).

 COMMODITIES:                           COMMODITIES:

 The Portfolio may not invest in        The Portfolio may not purchase or
 commodities or commodity contracts;    sell commodities or commodity
 provided that the Portfolio may        contracts, except that, consistent
 (i) as a non-fundamental investment    with its investment policies, the
 policy, purchase and sell futures      Portfolio may purchase and sell
 contracts (on recognized futures       financial futures contracts and
 exchanges) on debt securities and      options and may enter into swap
 indices of debt securities as a hedge  agreements, foreign exchange
 against or to minimize adverse         contracts and other financial
 principal fluctuations resulting from  transactions not requiring the
 anticipated interest rate changes or   delivery of physical commodities.
 to adjust exposure to the bond
 market; (ii) purchase and sell
 futures contracts (on recognized
 futures exchanges) on equity
 securities or stock indices as a
 hedge or to enhance return (the
 recognized exchange requirement is a
 non-fundamental policy);
 (iii) purchase and sell currency
 futures contracts (on recognized
 futures exchanges) as a hedge or to
 adjust

         CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
         --------------------                   ---------------------
 exposure to the currency market (the
 recognized exchange requirement and
 limitation as to purpose are
 non-fundamental policies); (iv) sell
 covered call options on and purchase
 put and call options contracts on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter futures contracts
 (other than the requirement that the
 Portfolio be permitted to enter into
 futures contracts, this policy in
 (iv) is non-fundamental); and
 (v) sell covered put options on
 futures contracts (on recognized
 futures exchanges) of the type and
 for the same reasons the Portfolio is
 permitted to enter into futures
 contracts. The policies in (i) and
 (iv) above are permitted only if
 either (a) the sum of the initial
 margin for futures and options sold
 on futures, plus premiums paid for
 unexpired options on futures, does
 not exceed 5% of total assets or
 (b) the aggregate notional value of
 positions in futures and options on
 futures does not exceed the
 liquidation value of the Portfolio's
 assets (excluding "in the money" and
 "bona fide hedging" as defined by the
 Commodity Futures Trading Commission
 (the "CFTC")). The policies in (ii),
 (iii) and (v) above are permitted so
 long as the sum of the initial margin
 for futures and options sold on
 futures, plus premiums paid for
 unexpired options on futures does not
 exceed 5% of total assets (excluding
 "in the money" and "bona fide
 hedging" as defined by the CFTC).

                                                                     APPENDIX D

                              OUTSTANDING SHARES


     NAME OF FUND                           CLASS A    CLASS B    CLASS E
     ------------                         ----------- ---------- ----------
     BlackRock Aggressive Growth.........  41,237,152    590,517    781,169
     BlackRock Bond Income...............   6,809,510  2,251,618    585,036
     BlackRock Diversified............... 102,318,972  2,588,411  4,798,202
     BlackRock Investment Trust..........  60,317,267  1,222,572  1,587,476
     BlackRock Large Cap Value...........   2,855,480  3,078,999  4,567,337
     BlackRock Legacy Large Cap Growth...  21,034,095  1,737,359  2,053,297
     BlackRock Money Market..............   4,191,753  2,949,057     83,679
     BlackRock Strategic Value...........  31,720,927  6,534,503 13,478,858
     Capital Guardian U.S. Equity........  33,727,287  7,501,133         --
     Davis Venture Value.................  58,577,366  7,294,647 38,438,763
     FI International Stock..............  31,104,637  4,466,747  5,055,621
     FI Mid Cap Opportunities............  52,104,393  2,812,685  2,183,247
     FI Value Leaders....................   2,695,749    162,539    253,568
     Franklin Templeton Small Cap Growth.   3,125,993  6,211,944  1,346,594
     Harris Oakmark Focused Value........   3,889,878  2,370,250  1,083,648
     Harris Oakmark Large Cap Value......  27,045,581  8,527,611 10,286,225
     Jennison Growth.....................  62,408,569 24,535,542  1,043,205
     Lehman Brothers Aggregate Bond Index  47,253,390 34,757,298 17,349,680
     Loomis Sayles Small Cap.............   1,485,110    122,562    217,648
     MetLife Aggressive Allocation.......     558,564    944,143         --
     MetLife Conservative Allocation.....     368,071  1,380,049         --
     MetLife Conservative to Moderate
       Allocation........................   1,358,780  6,147,811         --
     MetLife Mid Cap Stock Index.........  16,241,077  8,072,596  4,615,005
     MetLife Moderate Allocation.........   2,927,042 12,038,434         --
     MetLife Moderate to Aggressive
       Allocation........................   1,783,639  8,990,547         --
     MetLife Stock Index................. 116,796,304 24,114,843  8,480,943
     MFS Investors Trust.................   5,621,916  5,039,299  2,320,317
     Morgan Stanley EAFE Index...........  18,797,902 11,676,576  5,593,022
     MSF Total Return....................   1,741,296  1,100,063    599,687
     Neuberger Berman Mid Cap Value......  20,727,116 10,805,840  4,503,402
     Oppenheimer Global Equity...........  15,092,387  2,278,605  1,408,732
     Russell 2000 Index..................  19,134,231  8,076,030  3,473,562
     Salomon Brothers Strategic Bond
       Opportunities.....................  17,803,907 10,578,526 11,892,998
     Salomon Brothers U.S. Government....  40,803,107 10,318,459  9,488,690
     T. Rowe Price Large Cap Growth......  18,001,234  8,256,365  2,113,908
     T. Rowe Price Small Cap Growth......  21,010,953  2,255,895  1,341,438
     Zenith Equity.......................   2,349,730         --         --

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

NEW ENGLAND LIFE INSURANCE COMPANY

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              A

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

METROPOLITAN LIFE INSURANCE COMPANY

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              B

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

METLIFE INVESTORS USA INSURANCE COMPANY

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              C

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

METLIFE INVESTORS INSURANCE COMPANY

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                         1234 56787

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              D

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              E

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

FIRST METLIFE INVESTORS INSURANCE COMPANY

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              F

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

GENERAL AMERICAN LIFE INSURANCE COMPANY

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              G

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                        VOTING INSTRUCTION FORM FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                    APRIL 28, 2006, 2:00 P.M. EASTERN TIME

MET TOWER INSURANCE COMPANY

The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios of Metropolitan Series Fund, Inc. (the "Fund") to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 28, 2006 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS. THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999                          1234 5678

                            NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ___________________________________________________
                            Signature

                            ___________________________________________________
                            Signature of joint owner, if any

                            ___________________________________________________
                            Date                                              H

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE:

[ ] To vote FOR ALL Proposals for ALL Portfolios, mark this box. (No other vote is necessary.)

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for proposal "I." If a ballot is marked both above this note and below it, the mark above with override any marks made below. For questions on using this ballot, please call the number on the reverse side.

I. TO ELECT MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND.

[ ] to vote FOR all Nominees; [ ] to vote AGAINST all Nominees; [ ] to ABSTAIN votes for all Nominees; or vote separately by Nominee below.

Director                     FOR      WITHHOLD
--------                     ---      --------
Hugh C. McHaffie             [ ]        [ ]
Arthur G. Typermass          [ ]        [ ]
Steve A. Garban              [ ]        [ ]
Linda B. Strumpf             [ ]        [ ]
Michael S. Scott Morton      [ ]        [ ]
H. Jesse Arnelle             [ ]        [ ]
Nancy Hawthorne              [ ]        [ ]
John T. Ludes                [ ]        [ ]
Frances M. Hawk              [ ]        [ ]

II. TO APPROVE, WITH RESPECT TO THE MFS TOTAL RETURN PORTFOLIO, AN AMENDMENT TO THE ADVISORY AGREEMENT BETWEEN THE FUND, ON BEHALF OF THE MFS TOTAL RETURN PORTFOLIO, AND THE MANAGER.

                      FOR      AGAINST      ABSTAIN
                      ---      -------      -------
MFS Total Return      [ ]        [ ]          [ ]

III. TO APPROVE, FOR CERTAIN PORTFOLIOS, THE ELIMINATION OF OR CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

[ ] to vote all Portfolios FOR;[ ] to vote all Portfolios AGAINST;[ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

Portfolio                   Proposal relating to:         FOR AGAINST ABSTAIN
---------                   ---------------------         --- ------- -------

BlackRock Aggressive Growth Borrowing                     [ ]   [ ]     [ ]
                            Underwriting Securities       [ ]   [ ]     [ ]
                            Issuance of Senior Securities [ ]   [ ]     [ ]
                            Options                       [ ]   [ ]     [ ]
                            Making Loans                  [ ]   [ ]     [ ]
                            Real Estate                   [ ]   [ ]     [ ]
                            Industry Concentration        [ ]   [ ]     [ ]
                            Foreign Securities            [ ]   [ ]     [ ]
                            Commodities                   [ ]   [ ]     [ ]

BlackRock Diversified       Borrowing                     [ ]   [ ]     [ ]
                            Underwriting Securities       [ ]   [ ]     [ ]
                            Issuance of Senior Securities [ ]   [ ]     [ ]
                            Options                       [ ]   [ ]     [ ]
                            Making Loans                  [ ]   [ ]     [ ]
                            Real Estate                   [ ]   [ ]     [ ]
                            Industry Concentration        [ ]   [ ]     [ ]
                            Foreign Securities            [ ]   [ ]     [ ]
                            Commodities                   [ ]   [ ]     [ ]

Portfolio                  Proposal relating to:         FOR AGAINST ABSTAIN
---------                  ---------------------         --- ------- -------

BlackRock Investment Trust Borrowing                     [ ]   [ ]     [ ]
                           Underwriting Securities       [ ]   [ ]     [ ]
                           Issuance of Senior Securities [ ]   [ ]     [ ]
                           Options                       [ ]   [ ]     [ ]
                           Making Loans                  [ ]   [ ]     [ ]
                           Real Estate                   [ ]   [ ]     [ ]
                           Industry Concentration        [ ]   [ ]     [ ]
                           Foreign Securities            [ ]   [ ]     [ ]
                           Commodities                   [ ]   [ ]     [ ]

BlackRock Large Cap Value  Borrowing                     [ ]   [ ]     [ ]
                           Underwriting Securities       [ ]   [ ]     [ ]
                           Issuance of Senior Securities [ ]   [ ]     [ ]
                           Options                       [ ]   [ ]     [ ]
                           Making Loans                  [ ]   [ ]     [ ]
                           Real Estate                   [ ]   [ ]     [ ]
                           Industry Concentration        [ ]   [ ]     [ ]
                           Commodities                   [ ]   [ ]     [ ]

BlackRock Strategic Value  Borrowing                     [ ]   [ ]     [ ]
                           Underwriting Securities       [ ]   [ ]     [ ]
                           Issuance of Senior Securities [ ]   [ ]     [ ]
                           Options                       [ ]   [ ]     [ ]
                           Making Loans                  [ ]   [ ]     [ ]
                           Real Estate                   [ ]   [ ]     [ ]
                           Industry Concentration        [ ]   [ ]     [ ]
                           Commodities                   [ ]   [ ]     [ ]

Portfolio                Proposal relating to:         FOR AGAINST ABSTAIN
---------                ---------------------         --- ------- -------

FI International Stock   Borrowing                     [ ]   [ ]     [ ]
                         Underwriting Securities       [ ]   [ ]     [ ]
                         Issuance of Senior Securities [ ]   [ ]     [ ]
                         Options                       [ ]   [ ]     [ ]
                         Making Loans                  [ ]   [ ]     [ ]
                         Real Estate                   [ ]   [ ]     [ ]
                         Industry Concentration        [ ]   [ ]     [ ]
                         Commodities                   [ ]   [ ]     [ ]

FI Mid Cap Opportunities Borrowing                     [ ]   [ ]     [ ]
                         Underwriting Securities       [ ]   [ ]     [ ]
                         Issuance of Senior Securities [ ]   [ ]     [ ]
                         Options                       [ ]   [ ]     [ ]
                         Making Loans                  [ ]   [ ]     [ ]
                         Real Estate                   [ ]   [ ]     [ ]
                         Industry Concentration        [ ]   [ ]     [ ]
                         Foreign Securities            [ ]   [ ]     [ ]
                         Commodities                   [ ]   [ ]     [ ]
Franklin Templeton Small
  Cap Growth             Borrowing                     [ ]   [ ]     [ ]
                         Underwriting Securities       [ ]   [ ]     [ ]
                         Issuance of Senior Securities [ ]   [ ]     [ ]
                         Options                       [ ]   [ ]     [ ]
                         Making Loans                  [ ]   [ ]     [ ]
                         Real Estate                   [ ]   [ ]     [ ]
                         Industry Concentration        [ ]   [ ]     [ ]
                         Foreign Securities            [ ]   [ ]     [ ]
                         Commodities                   [ ]   [ ]     [ ]

Portfolio                   Proposal relating to:         FOR AGAINST ABSTAIN
---------                   ---------------------         --- ------- -------

Harris Oakmark Large Cap
  Value                     Borrowing                     [ ]   [ ]     [ ]
                            Underwriting Securities       [ ]   [ ]     [ ]
                            Issuance of Senior Securities [ ]   [ ]     [ ]
                            Options                       [ ]   [ ]     [ ]
                            Making Loans                  [ ]   [ ]     [ ]
                            Real Estate                   [ ]   [ ]     [ ]
                            Industry Concentration        [ ]   [ ]     [ ]
                            Foreign Securities            [ ]   [ ]     [ ]
                            Commodities                   [ ]   [ ]     [ ]

Lehman Brothers Aggregate
  Bond Index                Borrowing                     [ ]   [ ]     [ ]
                            Underwriting Securities       [ ]   [ ]     [ ]
                            Issuance of Senior Securities [ ]   [ ]     [ ]
                            Options                       [ ]   [ ]     [ ]
                            Making Loans                  [ ]   [ ]     [ ]
                            Real Estate                   [ ]   [ ]     [ ]
                            Industry Concentration        [ ]   [ ]     [ ]
                            Commodities                   [ ]   [ ]     [ ]

MetLife Mid Cap Stock Index Borrowing                     [ ]   [ ]     [ ]
                            Underwriting Securities       [ ]   [ ]     [ ]
                            Issuance of Senior Securities [ ]   [ ]     [ ]
                            Options                       [ ]   [ ]     [ ]
                            Making Loans                  [ ]   [ ]     [ ]
                            Real Estate                   [ ]   [ ]     [ ]
                            Industry Concentration        [ ]   [ ]     [ ]
                            Foreign Securities            [ ]   [ ]     [ ]
                            Commodities                   [ ]   [ ]     [ ]

Portfolio                 Proposal relating to:         FOR AGAINST ABSTAIN
---------                 ---------------------         --- ------- -------

MetLife Stock Index       Borrowing                     [ ]   [ ]     [ ]
                          Underwriting Securities       [ ]   [ ]     [ ]
                          Issuance of Senior Securities [ ]   [ ]     [ ]
                          Options                       [ ]   [ ]     [ ]
                          Making Loans                  [ ]   [ ]     [ ]
                          Real Estate                   [ ]   [ ]     [ ]
                          Industry Concentration        [ ]   [ ]     [ ]
                          Foreign Securities            [ ]   [ ]     [ ]
                          Commodities                   [ ]   [ ]     [ ]

Morgan Stanley EAFE Index Borrowing                     [ ]   [ ]     [ ]
                          Underwriting Securities       [ ]   [ ]     [ ]
                          Issuance of Senior Securities [ ]   [ ]     [ ]
                          Options                       [ ]   [ ]     [ ]
                          Making Loans                  [ ]   [ ]     [ ]
                          Real Estate                   [ ]   [ ]     [ ]
                          Industry Concentration        [ ]   [ ]     [ ]
                          Commodities                   [ ]   [ ]     [ ]

Neuberger Berman Mid
  Cap Value               Borrowing                     [ ]   [ ]     [ ]
                          Underwriting Securities       [ ]   [ ]     [ ]
                          Issuance of Senior Securities [ ]   [ ]     [ ]
                          Options                       [ ]   [ ]     [ ]
                          Making Loans                  [ ]   [ ]     [ ]
                          Real Estate                   [ ]   [ ]     [ ]
                          Industry Concentration        [ ]   [ ]     [ ]
                          Foreign Securities            [ ]   [ ]     [ ]
                          Commodities                   [ ]   [ ]     [ ]

Portfolio                 Proposal relating to:         FOR AGAINST ABSTAIN
---------                 ---------------------         --- ------- -------
Oppenheimer Global Equity Borrowing                     [ ]   [ ]     [ ]
                          Underwriting Securities       [ ]   [ ]     [ ]
                          Issuance of Senior Securities [ ]   [ ]     [ ]
                          Options                       [ ]   [ ]     [ ]
                          Making Loans                  [ ]   [ ]     [ ]
                          Real Estate                   [ ]   [ ]     [ ]
                          Industry Concentration        [ ]   [ ]     [ ]
                          Commodities                   [ ]   [ ]     [ ]

Russell 2000 Index        Borrowing                     [ ]   [ ]     [ ]
                          Underwriting Securities       [ ]   [ ]     [ ]
                          Issuance of Senior Securities [ ]   [ ]     [ ]
                          Options                       [ ]   [ ]     [ ]
                          Making Loans                  [ ]   [ ]     [ ]
                          Real Estate                   [ ]   [ ]     [ ]
                          Industry Concentration        [ ]   [ ]     [ ]
                          Foreign Securities            [ ]   [ ]     [ ]
                          Commodities                   [ ]   [ ]     [ ]

T. Rowe Price Large Cap
  Growth                  Borrowing                     [ ]   [ ]     [ ]
                          Underwriting Securities       [ ]   [ ]     [ ]
                          Issuance of Senior Securities [ ]   [ ]     [ ]
                          Options                       [ ]   [ ]     [ ]
                          Making Loans                  [ ]   [ ]     [ ]
                          Real Estate                   [ ]   [ ]     [ ]
                          Industry Concentration        [ ]   [ ]     [ ]
                          Foreign Securities            [ ]   [ ]     [ ]
                          Commodities                   [ ]   [ ]     [ ]

Portfolio               Proposal relating to:         FOR AGAINST ABSTAIN
---------               ---------------------         --- ------- -------

T. Rowe Price Small Cap
  Growth                Borrowing                     [ ]   [ ]     [ ]
                        Underwriting Securities       [ ]   [ ]     [ ]
                        Issuance of Senior Securities [ ]   [ ]     [ ]
                        Options                       [ ]   [ ]     [ ]
                        Making Loans                  [ ]   [ ]     [ ]
                        Real Estate                   [ ]   [ ]     [ ]
                        Industry Concentration        [ ]   [ ]     [ ]
                        Foreign Securities            [ ]   [ ]     [ ]
                        Commodities                   [ ]   [ ]     [ ]

   PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE
                              ENCLOSED ENVELOPE.